INDEX TO FINANCIAL STATEMENTS

Protective COLI VUL

There are no financial statements for Protective COLI VUL because it had not commenced operations as of December 31, 2020

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Shareowner and Board of Directors
Protective Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and subsidiaries (the Company) as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income (loss), shareowner's equity, and cash flows for the years then ended, and the related notes and financial statement schedules III to V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments — Credit Losses.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Fair value measurement for embedded derivatives associated with the guaranteed living withdrawal benefit riders and fixed indexed annuity contracts

As discussed in Notes 5 and 6 to the consolidated financial statements, the Company has established policies and procedures for determining the fair value of embedded derivatives associated with guaranteed living withdrawal benefit (GLWB) riders on variable annuity contracts and guaranteed minimum interest rate features on fixed indexed annuity (FIA) contracts. As of December 31, 2020, the recorded balance of the GLWB and FIA embedded derivatives was $403.7 million and $633.4 million, respectively, both of which are classified as Level 3 fair value measurements. The Company estimates the fair value of the GLWB embedded derivative through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The Company estimates the fair value of the FIA embedded derivative through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder behavior assumptions.

We identified the evaluation of the fair value measurement for embedded derivatives associated with GLWB riders and FIA contracts as a critical audit matter. Specifically, the evaluation of the benefit utilization (GLWB) and lapse (GLWB and FIA) assumptions used in the fair value estimates required complex auditor judgment due to the high degree of estimation uncertainty. Specialized skills were needed to evaluate the benefit utilization and lapse assumptions and the impact of those assumptions on the fair values of the GLWB and FIA embedded derivatives.

The following are the primary procedures we performed to address this critical audit matter. We evaluated, with the involvement of actuarial professionals, when appropriate, the design and implementation of certain internal controls over the Company's assumption setting process. This included internal controls related to the determination of the benefit utilization and lapse assumptions. In addition, we involved actuarial professionals with specialized skills and knowledge, who assisted in:

•  evaluating the Company's methodology to produce a fair value estimate compliant with U.S. generally accepted accounting principles

•  comparing the benefit utilization and lapse assumptions used in developing the estimate to the Company's actual historical experience

•  evaluating the Company's decisions to change or not to change the benefit utilization and lapse assumptions based on management's historical experience and the experience of similar companies

•  developing an estimate of the fair value of the FIA embedded derivative for a select policy based on the assumptions used by the Company and comparing the estimate to the Company's estimate

•  ensuring assumptions used by the expert in the valuation are consistent with those provided by the Company, and

•  evaluating the individual components (including assumptions and market movements) identified in the rollforward of changes in fair value prepared by the Company, for reasonableness of direction and relative amounts.

/s/ KPMG LLP

We have served as the Company's auditor since 2019.

Birmingham, Alabama
March 30, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of Protective Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated statement of income, comprehensive income (loss), shareowner's equity and cash flows of Protective Life Insurance Company and its subsidiaries (the "Company") for the year ended December 31, 2018, including the related notes and financial statement schedules as of and for the year ended December 31, 2018 listed in the index appearing under Item 15(2) (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the results of operations and cash flows of the Company for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As described in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for administrative fees associated with certain property and casualty insurance products in 2018.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

March 25, 2019
Birmingham, AL

We served as the Company's auditor from 1974 to 2019.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Years Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Revenues
Gross premiums and policy fees	$4,002,941	$4,056,202	$3,656,508
Reinsurance ceded	(1,095,545)	(1,580,445)	(1,383,510)
Net premiums and policy fees	2,907,396	2,475,757	2,272,998
Net investment income	2,882,963	2,818,830	2,338,902
Realized gains (losses)	(31,127)	177,086	(173,903)
Other income	538,190	417,155	321,019
Total revenues	6,297,422	5,888,828	4,759,016
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2020 — $882,537; 2019 — $1,244,379; 2018 — $1,185,929)	4,900,537	4,256,062	3,511,252
Amortization of deferred policy acquisition costs and value of business acquired	208,472	175,653	226,066
Other operating expenses, net of reinsurance ceded: (2020 — $229,408; 2019 — $229,851; 2018 — $210,816)	774,889	773,665	774,110
Total benefits and expenses	5,883,898	5,205,380	4,511,428
Income before income tax	413,524	683,448	247,588
Income tax expense (benefit)
Current	108,856	390,314	123,624
Deferred	(37,694)	(259,850)	(69,963)
Total income tax expense	71,162	130,464	53,661
Net income	$342,362	$552,984	$193,927

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Years Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Net income	$342,362	$552,984	$193,927
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2020 — $542,406; 2019 — $753,312; 2018 — $(375,256))	2,040,482	2,833,888	(1,411,674)
Reclassification adjustment for investment amounts included in net income, net of income tax: (2020 — $16,831; 2019 — $(2,784); 2018 — $4,174)	63,315	(10,474)	15,699
Change in net unrealized gains (losses) for which a credit loss has been recognized in net income, net of income tax: (2020 — $6,446)	24,250	—	—
Change in net unrealized (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2019 — $(950); 2018 — $(5,517))	—	(3,574)	(20,751)
Change in accumulated (loss) gain — derivatives, net of income tax: (2020 — $(564); 2019 — $(2,600); 2018 — $(501))	(2,122)	(9,781)	(1,884)
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2020 — $651; 2019 — $479; 2018 — $301)	2,450	1,799	1,130
Total other comprehensive income (loss)	2,128,375	2,811,858	(1,417,480)
Total comprehensive income (loss)	$2,470,737	$3,364,842	$(1,223,553)

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2020 — $65,356,580; 2019 — $63,268,660; allowance for credit losses: 2020 — $22,742)	$72,239,927	$66,043,992
Fixed maturities, at amortized cost (fair value: 2019 — $3,025,790)	—	2,823,881
Equity securities, at fair value (cost: 2020 — $634,910; 2019 — $534,463)	666,977	553,720
Commercial mortgage loans, net of allowance for credit losses (2020 — $222,164; 2019 — $4,884)	10,005,562	9,379,401
Investment real estate, net of accumulated depreciation (2020 — $370; 2019 — $203)	10,153	10,321
Policy loans	1,593,394	1,675,121
Other long-term investments	3,164,180	2,479,520
Short-term investments	462,415	1,320,864
Total investments	88,142,608	84,286,820
Cash	581,390	171,752
Accrued investment income	705,650	715,388
Accounts and premiums receivable	187,245	174,202
Reinsurance receivables, net of allowance for credit losses (2020 — $94,168; 2019 — $0)	4,587,802	4,371,865
Deferred policy acquisition costs and value of business acquired	3,419,684	3,519,555
Goodwill	825,511	825,511
Other intangibles, net of accumulated amortization (2020 — $311,734; 2019 — $253,759)	540,370	583,426
Property and equipment, net of accumulated depreciation (2020 — $60,631; 2019 — $49,357)	203,999	211,745
Other assets	269,742	308,544
Assets related to separate accounts
Variable annuity	12,377,571	12,730,090
Variable universal life	1,286,570	1,135,666
Reinsurance assumed	13,324,792	11,443,105
Total assets	$126,452,934	$120,477,669
Liabilities
Future policy benefits and claims	$54,107,894	$53,943,962
Unearned premiums	781,806	794,832
Total policy liabilities and accruals	54,889,700	54,738,794
Stable value product account balances	6,056,181	5,443,752
Annuity account balances	15,477,640	14,289,907
Other policyholders' funds	1,865,421	1,576,856
Other liabilities	5,093,372	2,977,278
Income tax payable	69,603	34,224
Deferred income taxes	1,864,180	1,371,970
Debt	604	968
Subordinated debt	110,000	110,000
Non-recourse funding obligations	2,197	3,082,753
Secured financing liabilities	495,640	335,480
Liabilities related to separate accounts
Variable annuity	12,377,571	12,730,090
Variable universal life	1,286,570	1,135,666
Reinsurance assumed	13,324,792	11,443,105
Total liabilities	112,913,471	109,270,843
Commitments and contingencies — Note 15
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2020 and 2019 — 5,000,000	5,000	5,000
Additional paid-in-capital	8,260,537	8,260,537
Retained earnings	1,737,907	1,533,645
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2020 — $942,548; 2019 — $(383,311))	3,545,775	1,441,978
Net unrealized losses on investments for which a credit loss has been recognized in earnings, net of income tax: (2020 — $(558))	(2,097)	—
Net unrealized losses relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2019 — $(7,004))	—	(26,347)
Accumulated loss — derivatives, net of income tax: (2020 — $(2,035); 2019 — $(2,123))	(7,661)	(7,989)
Total shareowner's equity	13,539,463	11,206,826
Total liabilities and shareowner's equity	$126,452,934	$120,477,669

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Balance, December 31, 2017	$2	$5,000	$7,378,496	$916,971	$23,816	$8,324,285
Net income				193,927		193,927
Other comprehensive loss					(1,417,480)	(1,417,480)
Comprehensive loss						(1,223,553)
Cumulative effect adjustments				(79,433)	(10,552)	(89,985)
Prior period adjustment			32,041			32,041
Balance, December 31, 2018	$2	$5,000	$7,410,537	$1,031,465	$(1,404,216)	$7,042,788
Net income				552,984		552,984
Other comprehensive income					2,811,858	2,811,858
Comprehensive income						3,364,842
Cumulative effect adjustments				(50,804)		(50,804)
Capital contributions from parent			850,000			850,000
Balance, December 31, 2019	$2	$5,000	$8,260,537	$1,533,645	$1,407,642	$11,206,826
Net income				342,362		342,362
Other comprehensive income					2,128,375	2,128,375
Comprehensive income						2,470,737
Cumulative effect adjustments				(138,100)		(138,100)
Balance, December 31, 2020	$2	$5,000	$8,260,537	$1,737,907	$3,536,017	$13,539,463

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$342,362	$552,984	$193,927
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Realized losses (gains)	31,127	(177,086)	173,903
Amortization of DAC and VOBA	208,472	175,653	226,066
Capitalization of DAC	(458,702)	(407,556)	(446,594)
Depreciation and amortization expense	79,437	74,216	67,125
Deferred income tax	(37,694)	(259,850)	(69,963)
Accrued income tax	35,379	7,035	104,175
Interest credited to universal life and investment products	1,592,984	1,342,563	963,471
Policy fees assessed on universal life and investment products	(1,798,230)	(1,729,044)	(1,553,994)
Change in reinsurance receivables	134,835	304,929	315,134
Change in accrued investment income and other receivables	16,178	(45,117)	50,112
Change in policy liabilities and other policyholders' funds of traditional life and health products	(1,075,609)	(543,963)	(550,367)
Trading securities:
Maturities and principal reductions of investments	103,648	113,543	155,692
Sale of investments	695,009	399,288	493,141
Cost of investments acquired	(961,316)	(368,369)	(589,379)
Other net change in trading securities	22,723	(47,635)	38,346
Amortization of premiums and accretion of discounts on investments and commercial mortgage loans	382,380	319,467	308,407
Change in other liabilities	650,140	408,700	103,465
Other, net	4,328	(28)	(15,655)
Net cash (used in) provided by operating activities	(32,549)	119,730	(32,988)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	5,002,923	1,980,966	1,189,366
Sale of investments, available-for-sale	5,960,066	4,242,259	2,573,826
Cost of investments acquired, available-for-sale	(13,135,532)	(6,421,411)	(4,865,104)
Change in investments, held-to-maturity	—	—	81,000
Commercial mortgage loans:
New lendings	(1,611,203)	(1,322,981)	(1,589,459)
Repayments	749,397	1,016,899	1,068,552
Change in investment real estate, net	168	(3,366)	978
Change in policy loans, net	81,727	64,767	51,218
Change in other long-term investments, net	132,006	(35,536)	(169,293)
Change in short-term investments, net	843,381	(594,314)	(164,384)
Net unsettled security transactions	140,785	(184,963)	13,384
Purchase of property, equipment, and intangibles	(29,012)	(33,306)	(91,972)
Payment for business acquisitions, net of cash acquired	—	(815,574)	38,456
Net cash used in investing activities	(1,865,294)	(2,106,560)	(1,863,432)
Cash flows from financing activities
Borrowings under subordinated debt	—	—	110,000
Issuance (repayment) of non-recourse funding obligations	(329,949)	—	(63,890)
Secured financing liabilities	160,160	(159,826)	(522,442)
Capital Contributions from parent	—	850,000	—
Deposits to universal life and investments contracts	6,627,210	5,183,845	5,650,100
Withdrawals from universal life and investment contracts	(4,147,043)	(3,865,961)	(3,304,415)
Other financing activities, net	(2,897)	(876)	(388)
Net cash provided by financing activities	2,307,481	2,007,182	1,868,965
Change in cash	409,638	20,352	(27,455)
Cash at beginning of period	171,752	151,400	178,855
Cash at end of period	$581,390	$171,752	$151,400

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., "Dai-ichi Life"), when DL Investment (Delaware), Inc., a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the "Merger"). The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

During 2020, the Company identified $63.2 million of certain reclassifications needed to appropriately present amounts related to reinsured vehicle service contracts. Also during 2020, the Company identified $195.0 million of certain cash flows presented in its investing and financing activities that were determined to be non-cash items. The Company determined that the reclassifications were not material to the financial statements for any period. These amounts have been corrected in the consolidated balance sheets, statements of income, and statements of cash flows for the year ended December 31, 2019.

During 2020, the Company recorded certain adjustments related to prior periods to correct errors pertaining to the calculation of policyholder reserves, reinsurance receivables, deferred acquisition costs, and other liabilities. These adjustments resulted in a decrease to benefit and settlement expenses of $7.9 million; an increase to deferred policy acquisition costs amortization expense of $3.6 million; an increase to other operating expenses, net of reinsurance ceded of $5.3 million; and an increase to realized gains of $7.5 million in the 2020 consolidated financial statements. The result of these adjustments, in total, was to increase income before income taxes by $6.5 million for the year ended December 31, 2020. The Company concluded that the adjustments were not quantitatively or qualitatively material to previously reported periods or the 2020 financial trends.

Beginning in the first quarter of 2020, the uncontained outbreak of the novel coronavirus, which causes the disease termed COVID-19, created significant economic and social disruption and impacted various operational and financial aspects of the Company's business. While not all of the impacts of COVID-19 are identifiable or quantifiable, during the year ended December 31, 2020, there has been deterioration in actual and forecasted macroeconomic variables that has adversely impacted the fair values of certain of the Company's investments and its allowance for credit losses on commercial mortgage loans. The Company has also recorded an increase associated with guaranteed

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

benefits on certain of its variable annuity contracts, while realizing gains from derivatives held to hedge these guaranteed benefits. Additionally, there has been an increase in life insurance claims attributed to COVID-19.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investments and certain derivatives fair values, the allowance for credit losses, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Further, certain estimates and assumptions include the direct and indirect impact of the COVID-19 pandemic on the Company's business, financial condition and results of operations. The economic impact of the pandemic on the Company's business depends on its severity and duration, which in turn depend on highly uncertain factors such as the nature and extent of containment efforts and the timing and efficacy of vaccines. The high level of uncertainty regarding this economic impact means that management's estimates and assumptions, specifically those related to investments and certain derivatives fair values, the allowance for credit losses, and future policy benefits are subject to change — perhaps substantial change — as the situation develops and new information becomes available.

Significant Accounting Policies

Income Statement

Net Investment Income

Investment income is recognized when earned, net of applicable management or other fees. Investment income on fixed maturity securities includes coupon interest, amortization of any premium and accretion of any discount. Investment income on equity securities includes dividend income and preferred coupons interest.

Investment income on commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS"), and other asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

recorded using the retrospective or prospective method. Under the retrospective method used primarily for mortgage-backed and asset-backed securities of high credit quality which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Realized gains (losses)

Realized gains (losses) — investments includes realized gains and losses from the sale of investments, changes in fair value of equity securities, net credit losses, and trading securities. Realized gains and losses on investments are calculated on the basis of specific identification on the trade date. Realized gains (losses) — derivatives includes gains and losses on free-standing and embedded derivatives.

Other Income

Other income consists primarily of advisory and administration service fees assessed on investment contract holder account values, marketing and distribution fees, rider charges associated with guaranteed benefits, distribution company revenues and other fees. In addition, any gains related to final settlements related to its acquisitions are included in other income.

Balance Sheet

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income. As of December 31, 2020, the Company no longer held any held-to-maturity securities.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Allowance for Credit Losses — Fixed Maturity and Structured Investments

Each quarter the Company reviews investments with unrealized losses to determine whether such impairments are the result of credit losses. The Company analyzes various factors to make such determination including, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) an economic analysis of the issuer's industry, and 6) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter to evaluate whether a credit loss has occurred.

For securities which the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost basis, analysis of expected cash flows is used to measure the amount of the credit loss. To the extent the amortized cost basis of the security exceeds the present value of future cash flows expected to be collected, this difference represents a credit loss. Beginning on January 1, 2020, credit losses are recorded in realized gains (losses) with a corresponding adjustment to the allowance for credit losses, except that the credit loss recognized cannot exceed the difference between the book value and fair value of the security as of the date of the analysis. In future periods, recoveries in the present value of expected cash flows are recorded as a reversal of the previously recognized allowance for credit losses with an offsetting adjustment to realized gains (losses). See, "Accounting Pronouncements Recently Adopted" below for additional information. The Company considers contractual cash flows and all known market data related to cash flows when developing its estimates of expected cash flows. The Company uses the effective interest

PROTECTIVE LIFE INSURANCE COMPANY

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rate implicit in the security at the date of acquisition to discount expected cash flows. For floating rate securities, the Company's policy is to lock in the interest rate at the first instance of an impairment. Estimates of expected cash flows are not probability-weighted but reflect the Company's best estimate based on past events, current conditions, and reasonable and supportable forecasts of future events. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in realized gains (losses).

The Company presents accrued interest receivable separately from other components of the amortized cost basis of its fixed maturity and structured investments and has made an accounting policy election not to measure an allowance for credit losses for accrued interest receivable. The Company's policy is to write off uncollectible accrued interest receivables through a reversal of interest income in the period in which a credit loss is identified.

Prior to January 1, 2020, on quarterly basis, the Company reviewed investments with unrealized losses for indications of other than temporary impairments. In addition to the factors noted above that are analyzed to determine if impairments are the result of credit losses, the Company also previously considered the duration that the security had been in an unrealized loss position in evaluating the need for any other-than-temporary impairments. Although no set formula was used in this process, the investment performance, collateral position, and continued viability of the issuer were significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows was performed. Once a determination had been made that a specific other-than-temporary impairment existed, the security's basis was adjusted and an other-than-temporary impairment was recognized. Other-than-temporary impairments to debt securities that the Company did not intend to sell and did not expect to be required to sell before recovering the security's amortized cost were written down to discounted expected future cash flows ("post impairment cost") and credit losses were recorded in realized gains (losses). The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date was recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for RMBS, CMBS, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considered all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considered all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield basis.

Variable Interest Entities

The Company held certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviewed the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performed a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performed a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity

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is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE, which was recorded on the balance sheet as of December 31, 2019 as fixed maturities at amortized cost.

As of December 31, 2020, the Company no longer held any held-to-maturity securities that were considered VIEs.

Derivative Financial Instruments

The Company records its derivative financial instruments at fair value in the consolidated balance sheet in other long-term investments and other liabilities. The Company designates derivatives as either a cash flow hedge which hedges the variability of cash flows specific to a recognized asset or liability or forecasted transaction; a fair value hedge, which hedges the fair value of a recognized asset or liability or unrecognized firm commitment; or a derivative that does not qualify for hedge accounting. The Company assesses the effectiveness of a hedge at its inception and subsequently on a quarterly basis. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in realized gains (losses). For fair value hedges, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in realized gains (losses). The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in realized gains (losses). For additional information, refer to Note 6, Derivative Financial Instruments.

Commercial Mortgage Loans

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of the allowance for credit losses ("ACL") (or valuation allowances prior to January 1, 2020). Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

Allowance for Credit Losses — Commercial Mortgage Loans and Unfunded Commitments

Effective January 1, 2020, the ACL represents the Company's best estimate of expected credit losses over the contractual term of the loans. The allowance for credit losses for unfunded loan commitments is recognized as a component of other liabilities on the consolidated condensed balance sheet. Changes in the allowance for credit losses for both funded and unfunded commercial mortgage loans are recognized in realized gains (losses).

The Company uses a loan-level probability of default ("PD") and loss given default ("LGD") model to calculate the allowance for credit losses for substantially all of its commercial mortgage loans and unfunded loan commitments. Guidance in FASB ASC Topic 326-20 — Credit Losses requires collective assessment of financial assets with similar risk characteristics. Consistent with this guidance, the model used by the Company (the "CML Model") incorporates historical default data for a large number of loans with similar characteristics to the Company's commercial mortgage loans in the measurement

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of the allowance for credit losses. Relevant risk characteristics include debt service coverage ratio ("DSCR"), loan-to-value ratio ("LTV"), geographic location, and property type. This historical default data is applied through the CML Model to forecast loan-level risk parameters including PD and LGD which provide the basis for the determination of expected losses.

The CML Model incorporates both current conditions and reasonable and supportable forecasts when estimating the PD and LGD values that are used as the basis for calculating expected losses. Current conditions are incorporated by considering market-specific information, such as vacancy rates and property prices, to reflect the current position in the market cycle. To incorporate reasonable and supportable forecasts, loan-level risk parameters produced by the CML Model are conditioned by multiple probability-weighted macroeconomic forecast scenarios. CML Model results are also subject to adjustments based on other qualitative considerations to reflect management's best estimate of the impact of future events and circumstances on the ACL.

PDs and LGDs are forecasted over a reasonable and supportable forecast period, which is reassessed on a quarterly basis. After the reasonable and supportable forecast period, the CML Model reverts to the Company's own historical loss history at a portfolio segment level. The historical loss data used for reversion will be assessed annually in the third quarter, along with certain other model inputs and assumptions.

All or a portion of a loan may be written off at such point that a) the Company no longer expects to receive cash payments, b) the present value of future expected payments of a renegotiated loan is less than the current principal balance, or c) at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan. A write-off is recorded by eliminating the allowance against the commercial mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property.

Certain loans which meet the definition of collateral dependent are identified as part of the Company's ongoing loan surveillance process. Loans are considered to be collateral dependent if foreclosure is deemed probable, or if a borrower is in financial difficulty and repayment is expected to be provided substantially through the operation or sale of the underlying collateral. The ACL for loans identified as collateral dependent is measured based on the fair value of the underlying collateral, less costs to sell.

The Company presents accrued interest receivable separately from other components of the amortized cost basis of its commercial mortgage loans and has made an accounting policy election not to measure an allowance for credit losses for accrued interest receivable. It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. In each scenario, accrued income is reversed through investment income. Refer to Note 8, Commercial Mortgage Loans, for additional information.

Prior to January 1, 2020, the Company calculated a valuation allowance based on the analysis of specific loans that were believed to have a higher risk of credit impairment consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Due to the Company's loss experience and nature of the loan portfolio, the Company believed that a collectively evaluated allowance would

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be inappropriate. Since the Company used the specific identification method for calculating the allowance, it was necessary to review the economic situation of each borrower to determine those that had higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assessed the risk of each loan. When issues were identified, the severity of the issues was assessed and reviewed for possible credit impairment. If a loss was deemed probable, an expected loss calculation was performed and an allowance was established for that loan based on the expected loss. The expected loss was calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan could be subsequently charged off at such point that the Company no longer expected to receive cash payments, the present value of future expected payments of the renegotiated loan was less than the current principal balance, or at such time that the Company was party to foreclosure or bankruptcy proceedings associated with the borrower and did not expect to recover the principal balance of the loan.

Short-term Investments

Short-term investments primarily consist of highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These securities and investments are generally carried at fair value or amortized cost that approximates fair value.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $184.7 million and $183.7 million as of December 31, 2020 and 2019, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Deferred Policy Acquisition Costs ("DAC")

The incremental direct costs associated with successfully acquired insurance policies are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting and certain other costs that are directly related to the successful acquisition of traditional life and health insurance, credit insurance, universal life insurance,

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and investment products. DAC is subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.00% to 6.85%) the Company expects to experience in future periods when determining the present value of estimated gross profits ("EGPs"). These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, DAC is also impacted by unrealized investment gains (losses) which would have been recognized if such gains and losses had been realized. The Company includes the impact of these credits or charges, net of tax, in accumulated other comprehensive income ("AOCI").

Value of Businesses Acquired ("VOBA")

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company believes to be those of a market participant. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins ("EGMs") for participating traditional life products within the MONY Life Insurance Company ("MONY") block. For interest sensitive products, the Company uses various amortization bases including EGPs, revenues, account values, or insurance in-force. VOBA is subject to annual recoverability testing.

Included within the deferred policy acquisition costs and value of business acquired line of the Company's consolidated balance sheets are amounts related to certain contracts or blocks of business that have negative VOBA. These amounts are presented on a net basis with positive VOBA amounts within this line on the Company's consolidated balance sheets. Negative VOBA is amortized over the life of the related policies based on the amount of insurance in-force (for life insurance) or account values (for annuities). Such amortization is recorded in the amortization of deferred policy acquisition costs and value of business acquired line of the Company's consolidated statements of income on a net basis with any positive VOBA amortization.

Other Intangible Assets

Other intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution

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relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three — five year useful life.

Other intangible assets recognized by the Company included the following:

	As of December 31,		Estimated
	2020	2019	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$340,056	$366,423	14-22
Trade names	65,207	71,918	13-17
Technology	70,913	85,454	7-14
Other	32,194	27,631
Total intangible assets subject to amortization	508,370	551,426
Insurance licenses	32,000	32,000	Indefinite
Total other intangible assets	$540,370	$583,426

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2021	$56,505
2022	52,965
2023	49,350
2024	45,406
2025	42,114

Property and Equipment

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office is depreciated over 25 years, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a four year useful life. Land is not depreciated. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

In 2019, the Company adopted Accounting Standards Update ("ASU" or "Update") No. 2016-02 — Leases which addressed certain aspects of recognition, measurement, presentation, and disclosure of leases. The Update required all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The Company recorded a cumulative effect adjustment as of the date of adoption, January 1, 2019, establishing a right of use asset and lease

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liability of $18.2 million on its consolidated balance sheet reflected in the property and equipment and other liabilities line items, respectively.

Property and equipment consisted of the following:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Home office building	$159,049	$153,456
Data processing equipment	35,792	37,303
Capital leases	25,218	24,941
Other, principally furniture and equipment	19,651	20,482
Total property and equipment subject to depreciation	239,710	236,182
Accumulated depreciation	(60,631)	(49,357)
Land	24,920	24,920
Total property and equipment	$203,999	$211,745

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income. Fees are generally based on the daily net assets of the policyholder's account value and recognized as revenue when assessed. Assets and liabilities related to separate accounts include balances related to separate accounts assumed through reinsurance. These balances relate to variable annuity and variable life policies that we have reinsured on a modified coinsurance basis.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in stable value product account balances at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

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The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2020 and 2019, the Company had $4,032.4 million and $3,876.6 million, respectively, of stable value product account balances marketed through structured programs. Most of the Company's outstanding GICs and funding agreements have maturities of one to twelve years.

As of December 31, 2020, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2021	$1,919.4
2022-2023	2,443.2
2024-2025	1,211.9
Thereafter	481.7

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits ("GLWB") on its variable annuity ("VA") products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current interest rates and implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The

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methods used to estimate the embedded derivative employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance ("Shades Creek"), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2020 and 2019, the Company's net GLWB liability held, including the impact of reinsurance, was $403.7 million and $186.0 million, respectively.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company's reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company's reporting units to assess the recoverability of the capitalized goodwill. The Company's material goodwill balances are attributable to certain of its reportable segments. Each of the Company's reportable segments are considered separate reporting units, with the exception of the Retail Life and Annuity segment. This reportable segment contains the Protection and Retirement divisions which are considered separate reporting units. The Company evaluates the carrying value of goodwill at the reporting units level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that a reporting unit's goodwill balances is impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of a reporting unit's goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting unit in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company's income tax returns are included in PLC's consolidated U.S. income tax return.

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The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., investment income not subject to tax). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of AOCI are presented net of tax, and it is the Company's policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The Company evaluates the recoverability of the Company's deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step for the tax positions that meet the more likely than not criteria is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. Refer to Note 18, Income Taxes, for additional information regarding income taxes.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values, subsequent to the Merger, are computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2020, range from approximately 2.50% to 5.50%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.19% to 8.75% in 2020.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under FASB ASC Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued through 2009. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 5, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in realized gains (losses). For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 5, Fair Value of Financial Instruments. The host contract is accounted for as a universal life ("UL") type insurance contract in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company has not elected to value these indexed universal life ("IUL") products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in realized gains (losses). For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 5, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accrued interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical to those noted above for universal life and investment products except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. A portion of the Company's GMDB is subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2020 and 2019, the GMDB reserve, including the impact of reinsurance, was $34.1 million and $37.7 million.

Annuity Account Balances and Other Policyholders' Funds

Annuity account balances consists of the fixed account value of deferred annuities and the host contract value of indexed annuities. Other policyholders' funds consists of immediate benefit accounts and supplementary contracts without life contingencies.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP"). Premiums and fees associated with service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Commissions and fee income associated with other products are recognized as earned when the related services are provided to the customer. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Such reserves are computed by pro rata methods or methods related to anticipated claims. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC 944, Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Allowance for Credit Losses — Reinsurance Receivables

Effective January 1, 2020, in accordance with FASB ASC Topic 326-20, the Company establishes an allowance for current expected credit losses related to amounts receivable from reinsurers (the "Reinsurance ACL"). Changes in the Reinsurance ACL are recognized as a component of benefits and settlement expenses. The Reinsurance ACL is remeasured on a quarterly basis using an internally developed PD and LGD model. Key inputs to the calculation are a conditional probability of insurer liquidation by issuer credit rating and exposure at default derived from a runoff projection of ceded reserves by reinsurer to forecast future loss amounts. Management's position is that the rate of return implicit in the financial asset (i.e. the ceded reserves) is associated with the discount rate used to value the underlying insurance reserves; that is, the rate of return on the asset portfolio(s) supporting the reserves. For reinsurance receivable exposures that do not share similar risk characteristics with other receivables, including those associated with counterparties that have experienced significant credit deterioration, the Company measures the allowance for credit losses individually, based on facts and circumstances associated with the specific reinsurer or transaction.

The Reinsurance ACL was $96.0 million as of January 1, 2020 upon adoption of ASU No. 2016-13 — Credit Losses. As of December 31, 2020, the Reinsurance ACL was $94.2 million. There were no write-offs or recoveries during the year ended December 31, 2020.

The Company had total reinsurance receivables of $4.6 billion as of December 31, 2020, which includes both ceded policy benefit reserves and receivables for claims. Receivables for claims represented approximately 10% of total reinsurance receivables as of December 31, 2020. Receivables for claims are short-term in nature, and generally carry minimal credit risk. Of reserves ceded as of December 31, 2020, 71% were receivables from reinsurers rated by A.M. Best Company. Of the total rated by A.M. Best, 76% were rated A+ or better, 14% were rated A, and 10% were rated

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

A- or lower. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers, on an ongoing basis. Certain of the Company's reinsurance receivables are supported by letters of credit, funds held or trust agreements.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of DAC and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2016-13 — Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. The amendments in this Update introduce a new current expected credit loss ("CECL") model for certain financial assets, including commercial mortgage loans and reinsurance receivables. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset's acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security's subsequent recovery in value in other comprehensive income. The Update also makes targeted changes to the current impairment model for available-for-sale ("AFS") debt securities, which comprise the majority of the Company's invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update, along with related amendments in ASU No. 2018-19, ASU No. 2019-04, and ASU No. 2019-11 — Codification Improvements to Topic 326, Financial Instruments-Credit Losses, collectively ASC Topic 326, were effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. A vendor-provided credit loss model is utilized to measure the allowance for the majority of the Company's commercial mortgage loans and unfunded commercial mortgage loan commitments, and the Company utilizes an internally-developed model to measure the allowance for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

amounts recoverable from reinsurers. The Company applied the revisions in the Update through a cumulative effect adjustment to retained earnings as of January 1, 2020. The cumulative effect adjustment resulted in a decrease in retained earnings of $138.1 million, net of the impact to deferred taxes, DAC, VOBA and other items. The Company continues to apply the previous guidance to 2019 and prior periods.

Accounting Pronouncements Not Yet Adopted

ASU No. 2018-12 — Financial Services — Insurance (Topic 944): Targeted Improvements to Accounting for Long-Duration Contracts. The amendments in this Update are designed to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The new amendments require insurance entities to provide a more current measure of the liability for future policy benefits for traditional and limited-payment contracts by regularly refining the liability for actual past experience and updated future assumptions. This differs from current requirements where assumptions are locked-in at contract issuance for these contract types. In addition, the updated liability will be discounted using an upper-medium grade (low-credit-risk) fixed income instrument yield that reflects the characteristics of the liability which differs from currently used rates based on the invested assets supporting the liability. In addition, the amendments introduce new requirements to assess market-based insurance contract options and guarantees for Market Risk Benefits and measure them at fair value. This Update also requires insurance entities to amortize deferred acquisition costs on a constant-level basis over the expected life of the contract. Finally, this Update requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement. In November 2020, FASB issued ASU No. 2020-11 — Financial Services — Insurance (Topic 944); Effective Date and Early Application which deferred the effective date to periods beginning after December 15, 2023. The Company is currently reviewing its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results.

ASU No. 2019-12 — Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. The amendments in this Update remove certain exceptions to the general principles in Topic 740 related to intraperiod tax allocations, interim tax calculations, and outside basis differences. The amendments also clarify and amend guidance in certain other areas of Topic 740 in order to eliminate diversity in practice. The amendments in this Update are effective for public business entities in fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. This Update is not expected to have a material impact on the Company's operations and financial results.

3.  SIGNIFICANT TRANSACTIONS

Captive Merger

On October 1, 2020, as part of a corporate initiative to consolidate and simplify PLC's reserve financing structures and reduce related financial and operational costs, Golden Gate II Captive Insurance Company ("Golden Gate II"), Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), and Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), all of which are wholly owned captive insurance company subsidiaries of the Company (collectively the "Captives") merged with and into (the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

"Captive Merger") Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company.

In conjunction with the Captive Merger, Golden Gate and Steel City, LLC ("Steel City"), a wholly owned subsidiary of PLC, terminated the financing facility into which Golden Gate and Steel City had entered in 2016. This termination included redeeming the fixed maturity securities issued by Steel City to Golden Gate and the non-recourse funding obligation issued by Golden Gate to Steel City. This non cash transaction resulted in a reduction to the carrying value of fixed maturities, at amortized cost on the balance sheet as well as a reduction to the carrying value of non-recourse funding obligations on the balance sheet of $1,858.0 million. These redemptions did not have an impact on income before taxes. Refer to Note 4, Investment Operations and Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

In conjunction with the Captive Merger, Golden Gate II redeemed the full outstanding principal amount of floating rate non-recourse funding obligations due July 15, 2052. These non-recourse funding obligations were previously marked to fair value in conjunction with the Merger. The redemption required the acceleration of the accretion of the discount associated with the non-recourse funding obligation. The impact of this non-cash acceleration was a $54.1 million reduction to income before taxes for the year ended December 31, 2020. Additionally, this redemption required a $329.9 million cash payment, of which $20.6 million was held by external parties and $309.3 million was held by nonconsolidated affiliates, to third parties in order to settle the outstanding principal associated with the non-recourse funding obligation. Refer to Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

Also in conjunction with the Captive Merger, Golden Gate V and Red Mountain, LLC ("Red Mountain"), a wholly owned subsidiary of the Company, terminated the financing facility into which Golden Gate V and Red Mountain had entered into in 2012. This termination included redeeming the $822.3 million of fixed maturity securities issued by Red Mountain to Golden Gate V and the $806.0 million of non-recourse funding obligation issued by Golden Gate V to Red Mountain. As a result of these redemptions, the amortization of premiums recorded against the fixed maturities and non-recourse funding obligations which were previously marked to fair value in conjunction with the Merger was accelerated. The net impact of this non-cash acceleration of amortization was a $16.3 million reduction to income before taxes for the year ended December 31, 2020. This net impact was comprised of a reduction to net investment income of $72.3 million and a reduction to other operating expenses of $56.0 million. Refer to Note 4, Investment Operations and Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

Also in conjunction with the Captive Merger, the interest support and YRT premium support agreements that were entered into with PLC by certain of the Company's affiliates were terminated. As discussed in Note 5, Fair Value of Financial Instruments, these agreements met the definition of a derivative financial instrument and were accounted for at fair value in the consolidated financial statements. PLC settled its obligation under these agreements during the fourth quarter of 2020 and made a payment of $134.8 million to Golden Gate.

On October 1, 2020, immediately following the Captive Merger, Golden Gate entered into a transaction with a term of 20 years, that may be extended to up to 25 years, to finance up to a maximum term of $5 billion of "XXX" and "AXXX" reserves related to the term life insurance business and universal life

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

insurance with secondary guarantee business that is reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), an indirect wholly owned subsidiary, pursuant to an Excess of Loss Reinsurance Agreement (the "XOL Agreement") with Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (collectively, the "Retrocessionaires"). Pursuant to the XOL Agreement, in exchange for periodic fees, the Retrocessionaires assume, on an excess of loss basis, the obligation to pay (the "XOL Payments") each quarter the lessor of a) the greater of (i) statutory reserves in excess of economic reserves and (ii) the financed amount and b) if total claims for such quarter exceed the available assets (as set forth in the XOL Agreement) of Golden Gate, the amount of such excess. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies are liable to reimburse the Retrocessionaires for any XOL payments required to be made. As of December 31, 2020, the XOL Asset backing the difference in statutory and economic reserve liabilities was $4.58 billion.

Great-West Life & Annuity Insurance Company

On January 23, 2019, the Company entered into a Master Transaction Agreement (the "GWL&A Master Transaction Agreement") with Great-West Life & Annuity Insurance Company ("GWL&A"), Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"), The Canada Life Assurance Company ("CLAC") and The Great-West Life Assurance Company ("GWL" and, together with GWL&A, GWL&A of NY and CLAC, the "Sellers"), pursuant to which the Company will acquire via reinsurance (the "Transaction") substantially all of the Sellers' individual life insurance and annuity business (the "GW Individual Life Business").

On June 3, 2019, the Company and PLAIC completed the Transaction (the "GWL&A Closing"). Pursuant to the GWL&A Master Transaction Agreement, the Company and PLAIC entered into reinsurance agreements (the "GWL&A Reinsurance Agreements") and related ancillary documents at the GWL&A Closing. On the terms and subject to the conditions of the GWL&A Reinsurance Agreements, the Sellers ceded to the Company and PLAIC, effective as of the date of the GWL&A Closing, substantially all of the insurance policies related to the Individual Life Business on a 100% indemnity basis net of reinsurance recoveries. The aggregate ceding commission for the reinsurance of the Individual Life Business paid at the GWL&A Closing was $765.7 million. All policies issued in states other than New York were ceded to the Company under reinsurance agreements between the applicable Seller and the Company, and all policies issued in New York were ceded to PLAIC under a reinsurance agreement between GWL&A of NY and PLAIC. On October 30, 2020, the Company reached a final settlement on all of the remaining pending items from the closing balance sheet. As the one year purchase price measurement period had concluded, the Company recognized $94.4 million in other income during the quarter ended December 31, 2020 related to the final settlement. Of the $94.4 million, $24.1 million was a cash settlement and $70.3 million resulted from reserve adjustments. To support its obligations under the GWL&A Reinsurance Agreements, the Company established trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC established a trust account for the benefit of GWL&A of NY. The Sellers retained a block of participating policies, which are administered by the Company.

The GWL&A Master Transaction Agreement and other transaction documents contain certain customary representations and warranties made by each of the parties, and certain customary

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3.  SIGNIFICANT TRANSACTIONS — (Continued)

covenants regarding the Sellers and the Individual Life Business, and provide for indemnification, among other things, for breaches of those representations, warranties, and covenants. The terms of the GWL&A Reinsurance Agreements resulted in an acquisition of the Individual Life Business by PLC in accordance with ASC Topic 805, Business Combinations.

The following table details the final allocation of assets acquired and liabilities assumed from the Individual Life Business reinsurance transaction as of the date of the GWL&A Closing.

Fair Value As of June 1, 2019
(Dollars In Thousands)
Assets
Fixed maturities	$8,697,966
Commercial mortgage loans	1,386,228
Policy loans	44,002
Other long-term investments	1,521,965
Total investments	11,650,161
Cash	34,835
Accrued investment income	101,452
Reinsurance receivables	62
Accounts and premiums receivable	1,642
Value of business acquired	535,421
Other intangibles	21,300
Other assets	5,525
Assets related to separate accounts	9,583,217
Total assets	$21,933,615
Liabilities
Future policy benefits and claims	$11,022,177
Annuity account balances	220,064
Other policyholders' funds	220,147
Other liabilities	75,367
Liabilities related to separate accounts	9,583,217
Total liabilities	21,120,972
Net assets acquired	$812,643

Assets related to separate accounts and liabilities related to separate accounts represent amounts receivable and payable for variable annuity and variable universal life products reinsured on a modified co-insurance basis.

The following unaudited pro forma condensed consolidated results of operations assumes that the aforementioned transactions of the Individual Life Business were completed as of January 1, 2018. The unaudited pro forma condensed results of operations are presented solely for informational

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

purposes and are not necessarily indicative of the consolidated condensed results of operations that might have been achieved had the transaction been completed as of the date indicated:

	Unaudited For The Year Ended December 31,
	2019	2018
	(Dollars In Thousands)
Revenue	$6,322,962	$5,592,419
Net income	570,079	253,238

4.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Fixed maturities	$2,475,295	$2,465,902	$2,043,183
Equity securities	24,492	30,647	35,282
Commercial mortgage loans	442,752	388,656	322,206
Investment real estate	989	1,045	1,778
Short-term investments	137,943	118,172	103,676
	3,081,471	3,004,422	2,506,125
Investment expenses	198,508	185,592	167,223
Net investment income	$2,882,963	$2,818,830	$2,338,902

Net realized gains (losses) are summarized as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Fixed maturities	$45,324	$47,711	$9,851
Equity securities	13,092	46,989	(49,275)
Modco trading portfolio	182,591	247,330	(185,900)
Net credit losses recognized in operations(1)	(125,470)	—	—
Net impairment losses recognized in operations(2)	—	(34,453)	(29,724)
Commercial mortgage loans	(151,994)	(2,263)	(2,040)
Other investments	(3,349)	3,231	4,088
Realized gains (losses) — investments	(39,806)	308,545	(253,000)
Realized gains (losses) — derivatives(3)	8,679	(131,459)	79,097
Realized gains (losses)	$(31,127)	$177,086	$(173,903)

(1)  Represents net credit losses recognized under FASB ASC 326

(2)  Represents other-than-temporary impairment losses recognized in prior periods under FASB ASC 320

(3)  Refer to Note 6, Derivative Financial Instruments

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities and short-term investments) are as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Gross realized gains	$50,247	$61,608	$28,034
Gross realized losses:
Credit losses(1)	$(125,470)	$—	$—
Impairment losses(2)	$—	$(34,453)	$(29,724)
Other realized losses	$(4,923)	$(13,897)	$(18,183)

(1)  Represents net credit losses recognized under FASB ASC 326

(2)  Represents other-than-temporary impairment losses recognized in prior periods under FASB ASC 320

The chart below summarizes the fair value proceeds and the gains (losses) realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value proceeds	$1,713,162	$2,511,764	$1,291,826
Gains realized	$50,247	$61,608	$28,034
Securities in an unrealized loss position:
Fair value proceeds	$33,816	$542,733	$472,371
Losses realized	$(4,923)	$(13,897)	$(18,183)

The chart below summarizes the realized gains (losses) on equity securities sold during the period and equity securities still held at the reporting date.

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Net gains (losses) recognized during the period on equity securities still held	$12,810	$50,214	$(43,110)
Net gains (losses) recognized on equity securities sold during the period	282	(3,225)	(6,165)
Net gains (losses) recognized during the period on equity securities	$13,092	$46,989	$(49,275)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost, gross unrealized gains, losses, allowance for expected credit losses, and fair value of the Company's investments classified as available-for-sale are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Expected Credit Losses	Fair Value
	(Dollars In Thousands)
As of December 31, 2020
Fixed maturities:(1)
Residential mortgage-backed securities	$6,501,358	$158,468	$(1,235)	$—	$6,658,591
Commercial mortgage-backed securities	2,403,218	126,871	(19,707)	(3,598)	2,506,784
Other asset-backed securities	1,546,204	40,368	(6,714)	(1,402)	1,578,456
U.S. government-related securities	1,341,599	26,110	(1,701)	—	1,366,008
Other government-related securities	621,247	95,743	(997)	—	715,993
States, municipals, and political subdivisions	3,900,517	519,227	(749)	—	4,418,995
Corporate securities	45,997,229	6,058,681	(99,415)	(17,742)	51,938,753
Redeemable preferred stocks	182,840	11,139	—	—	193,979
	62,494,212	7,036,607	(130,518)	(22,742)	69,377,559
Short-term investments	386,265	—	—	—	386,265
	$62,880,477	$7,036,607	$(130,518)	$(22,742)	$69,763,824

(1)  Included in the total above, as of December 31, 2020, the Company had public utility securities that had an amortized cost and fair value of $6.3 billion and $7.0 billion, respectively and foreign government securities that had an amortized cost and fair value of $555.6 million and $642.8 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Expected Credit Losses	Fair Value
	(Dollars In Thousands)
As of December 31, 2019
Fixed maturities:(2)
Residential mortgage-backed securities	$5,812,170	$125,493	$(6,322)	$—	$5,931,341
Commercial mortgage-backed securities	2,588,575	54,385	(3,292)	—	2,639,668
Other asset-backed securities	1,764,120	32,041	(14,926)	—	1,781,235
U.S. government-related securities	1,032,048	5,664	(5,316)	—	1,032,396
Other government-related securities	548,136	51,024	(1,991)	—	597,169
States, municipals, and political subdivisions	4,415,008	225,072	(1,230)	—	4,638,850
Corporate securities	44,493,799	2,603,636	(288,334)	—	46,809,101
Redeemable preferred stocks	87,237	3,677	(4,249)	—	86,665
	60,741,093	3,100,992	(325,660)	—	63,516,425
Short-term investments	1,229,651	—	—	—	1,229,651
	$61,970,744	$3,100,992	$(325,660)	$—	$64,746,076

(2)  Included in the total above, as of December 31, 2019, the Company had public utility securities that had an amortized cost and fair value of $6.3 billion and $6.5 billion, respectively and foreign government securities that had an amortized cost and fair value of $483.8 million and $528.4 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The Company holds certain investments pursuant to certain modified coinsurance ("Modco") arrangements. The fixed maturities, equity securities, and short-term investments held as part of these arrangements are classified as trading securities. The fair value of the investments held pursuant to these Modco arrangements are as follows:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Fixed maturities:(1)
Residential mortgage-backed securities	$209,240	$209,521
Commercial mortgage-backed securities	214,107	201,284
Other asset-backed securities	162,641	143,361
U.S. government-related securities	91,288	47,067
Other government-related securities	30,060	28,775
States, municipals, and political subdivisions	281,803	293,791
Corporate securities	1,860,273	1,590,936
Redeemable preferred stocks	12,956	12,832
	2,862,368	2,527,567
Equity securities	19,627	6,656
Short-term investments	76,150	91,213
	$2,958,145	$2,625,436

(1)  Included in the total above, as of December 31, 2020, the Company had public utility and foreign government securities that had a fair value of $144.1 million and $30.1 million, respectively and as of December 31, 2019, the Company had public utility and foreign government securities that had a fair value of $111.2 million and $28.8 million, respectively.

The amortized cost and fair value of available-for-sale fixed maturities as of December 31, 2020, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale
	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$2,307,167	$2,315,529
Due after one year through five years	12,633,015	13,265,798
Due after five years through ten years	13,900,080	15,225,192
Due after ten years	33,653,950	38,571,040
	$62,494,212	$69,377,559

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of the available-for-sale allowance for expected credit losses on fixed maturities held by the Company:

	For The Year Ended December 31, 2020
	Corporate Securities	CMBS	ABS	Total
	(Dollars In Thousands)
Beginning balance	$—	$—	$—	$—
Additions for securities for which allowance was not previously recorded	62,442	3,598	658	66,698
Adjustments on previously recorded allowances due to change in expected cash flows	19,887	—	770	20,657
Reductions on previously recorded allowances due to disposal of security in the current period	(969)	—	(26)	(995)
Write-offs of previously recorded allowances due to intent or requirement to sell	(63,618)	—	—	(63,618)
Ending balance	$17,742	$3,598	$1,402	$22,742

The following chart is a rollforward of the available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income:

	For The Year Ended December 31,
	2019	2018
	(Dollars In Thousands)
Beginning balance	$24,868	$3,268
Additions for newly impaired securities	30,299	24,858
Additions for previously impaired securities	3,553	12
Reductions on previously impaired securities due to a change in expected cash flows	(21,332)	—
Reductions for previously impaired securities that were sold in the current period	(7,294)	(3,270)
Ending balance	$30,094	$24,868

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The following table includes the gross unrealized losses for which an allowance for credit losses has not been recorded and fair value of the Company's AFS fixed maturities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2020:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$386,013	$(935)	$9,096	$(300)	$395,109	$(1,235)
Commercial mortgage- backed securities	262,752	(15,623)	30,239	(4,084)	292,991	(19,707)
Other asset-backed securities	146,141	(1,920)	326,132	(4,794)	472,273	(6,714)
U.S. government-related securities	162,293	(1,678)	736	(23)	163,029	(1,701)
Other government-related securities	18,622	(438)	6,975	(559)	25,597	(997)
States, municipalities, and political subdivisions	32,169	(692)	4,876	(57)	37,045	(749)
Corporate securities	1,058,838	(33,291)	726,481	(66,124)	1,785,319	(99,415)
Redeemable preferred stocks	—	—	—	—	—	—
	$2,066,828	$(54,577)	$1,104,535	$(75,941)	$3,171,363	$(130,518)

CMBS had gross unrealized losses greater than twelve months of $4.1 million, as of December 31, 2020. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $4.8 million as of December 31, 2020. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate securities category has gross unrealized losses greater than twelve months of $66.1 million as of December 31, 2020, excluding losses of $17.7 million that were considered credit related. The overall deterioration in the macroeconomic environment as a result of the impact of COVID-19 as well as the continued pressure on commodity prices has negatively affected the values of certain of our investments. The largest impacts have been in the oil & gas, real estate, and consumer and retail industries. For the year ended December 31, 2020, we have recognized $125.5 million of impairments for the Company which primarily reflect declines in the value of certain oil and gas securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

As of December 31, 2020, the Company had a total of 429 positions that were in an unrealized loss position, including 7 positions for which an allowance for expected credit losses was established. For unrealized losses for which an allowance for credit losses was not established, the Company does not consider these unrealized loss positions to be credit related. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2019:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$851,333	$(4,231)	$220,843	$(2,091)	$1,072,176	$(6,322)
Commercial mortgage- backed securities	371,945	(1,721)	115,566	(1,571)	487,511	(3,292)
Other asset-backed securities	482,547	(6,516)	214,058	(8,410)	696,605	(14,926)
U.S. government-related securities	383,451	(3,373)	353,517	(1,943)	736,968	(5,316)
Other government-related securities	22,962	(669)	6,230	(1,322)	29,192	(1,991)
States, municipalities, and political subdivisions	56,470	(1,001)	12,907	(229)	69,377	(1,230)
Corporate securities	3,176,489	(68,289)	2,886,648	(220,045)	6,063,137	(288,334)
Redeemable preferred stocks	—	—	16,689	(4,249)	16,689	(4,249)
	$5,345,197	$(85,800)	$3,826,458	$(239,860)	$9,171,655	$(325,660)

As of December 31, 2020, the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $2.6 billion and had an amortized cost of $2.5 billion. In addition, included in the Company's trading portfolio, the Company held $140.4 million of securities which were rated below investment grade. The Company held $493.2 million of the below investment grade securities that were not publicly traded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The change in unrealized gains (losses), excluding the allowance for expected credit losses, net of income tax, on fixed maturities classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Fixed maturities	$3,263,298	$4,210,114	$(2,032,573)

The Company's held-to-maturity securities were issued by affiliates of the Company which were considered VIEs. The Company is not the primary beneficiary of these entities and thus the securities were not eliminated in consolidation. These securities were collateralized by non-recourse funding obligations issued by captive insurance companies that were affiliates of the Company. As of December 31, 2020, the Company no longer held any held-to-maturity securities. Refer to Note 3, Significant Transactions for additional information on Red Mountain, LLC and Steel City, LLC.

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2019, is as follows:

	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value
	(Dollars In Thousands)
As of December 31, 2019
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$795,881	$81,022	$—	$876,903
Steel City LLC	2,028,000	120,887	—	2,148,887
	$2,823,881	$201,909	$—	$3,025,790

During the years ended December 31, 2019 and 2018, the Company recorded no credit losses on held-to-maturity securities.

The Company held $28.3 million and $155.1 million of non-income producing securities for the years ended December 31, 2020 and 2019, respectively.

Included in the Company's invested assets are $1.6 billion and $1.7 billion of policy loans as of December 31, 2020 and 2019. As of December 31, 2020 and 2019, the interest rates on standard policy loans range from 3.0% to 8.0% and the collateral loans on life insurance policies have an interest rate of 13.64%.

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets;

b)  Quoted prices for identical or similar assets or liabilities in non-active markets;

c)  Inputs other than quoted market prices that are observable; and

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own estimates about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2020:

	Measurement Category	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — AFS Residential mortgage-backed securities	4	$—	$6,658,591	$—	$6,658,591
Commercial mortgage-backed securities	4	—	2,474,359	32,425	2,506,784
Other asset-backed securities	4	—	1,143,780	434,676	1,578,456
U.S. government-related securities	4	865,586	500,422	—	1,366,008
State, municipalities, and political subdivisions	4	—	4,418,995	—	4,418,995
Other government-related securities	4	—	715,993	—	715,993
Corporate securities	4	—	50,506,935	1,431,818	51,938,753
Redeemable preferred stocks	4	124,788	69,191	—	193,979
Total fixed maturity securities — AFS		990,374	66,488,266	1,898,919	69,377,559

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	3		$—	$209,240	$—	$209,240
Commercial mortgage-backed securities	3		—	214,107	—	214,107
Other asset-backed securities	3		—	91,241	71,400	162,641
U.S. government-related securities	3		79,196	12,092	—	91,288
State, municipalities, and political subdivisions	3		—	281,803	—	281,803
Other government-related securities	3		—	30,060	—	30,060
Corporate securities	3		—	1,842,513	17,760	1,860,273
Redeemable preferred stocks	3		12,956	—	—	12,956
Total fixed maturity securities — trading			92,152	2,681,056	89,160	2,862,368
Total fixed maturity securities			1,082,526	69,169,322	1,988,079	72,239,927
Equity securities	3		565,750	—	101,227	666,977
Other long-term investments(1)	3	&4	51,736	1,285,674	221,995	1,559,405
Short-term investments	3		403,745	58,670	—	462,415
Total investments			2,103,757	70,513,666	2,311,301	74,928,724
Cash	3		581,390	—	—	581,390
Assets related to separate accounts Variable annuity	3		12,377,571	—	—	12,377,571
Variable universal life	3		1,286,570	—	—	1,286,570
Total assets measured at fair value on a recurring basis			$16,349,288	$70,513,666	$2,311,301	$89,174,255
Liabilities:
Annuity account balances(2)	3		$—	$—	$66,973	$66,973
Other liabilities(1)	3	&4	13,819	923,805	1,743,827	2,681,451
Total liabilities measured at fair value on a recurring basis			$13,819	$923,805	$1,810,800	$2,748,424

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

(3)  Fair Value through Net Income.

(4)  Fair Value through Other Comprehensive Income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2019:

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — AFS Residential mortgage-backed securities	4		$—	$5,931,341	$—	$5,931,341
Commercial mortgage-backed securities	4		—	2,629,639	10,029	2,639,668
Other asset-backed securities	4		—	1,360,016	421,219	1,781,235
U.S. government-related securities	4		662,581	369,815	—	1,032,396
State, municipalities, and political subdivisions	4		—	4,638,850	—	4,638,850
Other government-related securities	4		—	597,169	—	597,169
Corporate securities	4		—	45,435,387	1,373,714	46,809,101
Redeemable preferred stocks	4		69,976	16,689	—	86,665
Total fixed maturity securities — AFS			732,557	60,978,906	1,804,962	63,516,425
Fixed maturity securities — trading Residential mortgage-backed securities	3		—	209,521	—	209,521
Commercial mortgage-backed securities	3		—	201,284	—	201,284
Other asset-backed securities	3		—	77,954	65,407	143,361
U.S. government-related securities	3		24,810	22,257	—	47,067
State, municipalities, and political subdivisions	3		—	293,791	—	293,791
Other government-related securities	3		—	28,775	—	28,775
Corporate securities	3		—	1,579,565	11,371	1,590,936
Redeemable preferred stocks	3		12,832	—	—	12,832
Total fixed maturity securities — trading			37,642	2,413,147	76,778	2,527,567
Total fixed maturity securities			770,199	63,392,053	1,881,740	66,043,992
Equity securities	3		480,750	—	72,970	553,720
Other long-term investments(1)	3	&4	52,225	733,425	209,843	995,493
Short-term investments	3		1,255,384	65,480	—	1,320,864
Total investments			2,558,558	64,190,958	2,164,553	68,914,069
Cash	3		171,752	—	—	171,752
Assets related to separate accounts Variable annuity	3		12,730,090	—	—	12,730,090
Variable universal life	3		1,135,666	—	—	1,135,666
Total assets measured at fair value on a recurring basis			$16,596,066	$64,190,958	$2,164,553	$82,951,577
Liabilities:
Annuity account balances(2)	3		$—	$—	$69,728	$69,728
Other liabilities(1)	3	&4	19,561	509,645	1,017,972	1,547,178
Total liabilities measured at fair value on a recurring basis			$19,561	$509,645	$1,087,700	$1,616,906

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

(3)  Fair Value through Net Income.

(4)  Fair Value through Other Comprehensive Income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price 92.8% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations. When using non-binding independent broker quotations, when available the Company obtains two quotes per security. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value. The Company's assessment incorporates various metrics (yield curves, credit spreads, prepayment rates, etc.) along with other information available to the Company from both internal and external sources to determine the valuation of such holdings. As a result of this analysis, if the Company determines there

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is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2020 and 2019.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of RMBS, CMBS, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2020, the Company held $10.8 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2020, the Company held $538.5 million of Level 3 ABS, which included $467.1 million of other asset-backed securities classified as available-for-sale and $71.4 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the

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issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, Redeemable Preferred Stocks, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2020, the Company classified $58.4 billion of corporate securities, redeemable preferred stocks, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid methodology that utilizes a cash flow analysis and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2020, the Company classified $1.4 billion of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2020, the Company held $101.2 million of equity securities classified as Level 3. Of this total, $89.9 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Derivative Financial Instruments

Other long-term investments and other liabilities include free-standing and embedded derivative financial instruments. Refer to Note 6, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2020, 81.7% of derivatives based upon notional values were priced

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using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

Embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company's consolidated balance sheet. The changes in fair value of embedded derivatives are recorded as realized gains (losses). Refer to Note 6, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 88% — 100% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). For expected lapse and utilization, assumptions are used and updated for actual experience, as necessary, using an internal predictive model developed by the Company. As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. Policyholder assumptions are reviewed on an annual basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder

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assumptions (both elective and non-elective). For policyholder behavior assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 2015 Ruark ALB mortality table, with attained age factors varying from 88% — 100% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables, with attained age factors varying from 36% — 161% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. Funds withheld arrangements related to such agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in realized gains (losses). The fair value of embedded derivatives related to funds withheld under modified coinsurance agreements are a function of the unrealized gains or losses on the underlying assets and are calculated in a manner consistent with the terms of the agreements. The investments supporting certain of these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in realized gains (losses). The fair value of embedded derivatives is estimated based on market standard valuation methodology and is considered a Level 3 valuation.

In conjunction with the Captive Merger, PLC terminated its interest support, yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with Golden Gate, Golden Gate II, Golden Gate V, and WCL. The interest support agreement provided that PLC would make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios fell below a calculated investment income amount as defined in the interest support agreement, the YRT premium support agreements provided that PLC would make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increased, and the portfolio maintenance agreements provided that PLC would make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceeded defined thresholds. The Company recognized $23.5 million of gains on these agreements for the year ended December 31, 2020.

As part of the Captive Merger, PLC entered into a new portfolio maintenance agreement with Golden Gate. This agreement meets the definition of a derivative and is accounted for at fair value and is

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considered Level 3 valuation. The fair value of this derivative is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 6, Derivative Financial Instruments.

The portfolio maintenance agreement provides that PLC will make payments to Golden Gate in the event of credit losses on investments that exceed defined thresholds. The derivative is valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios.

The Funds Withheld derivative results from reinsurance agreements with Shades Creek and Protective Life Reinsurance Bermuda LTD, a wholly owned subsidiary of PLC ("Protective Re") where the economic performance of certain hedging instruments held by the Company are ceded to Shades Creek and Protective Re. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld accounts. The hedging instruments consist of derivative instruments, the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2020, was a liability of $66.3 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values.

Separate Accounts

Separate account variable annuity and variable life assets represent segregated funds that are invested for certain customers which are invested in open-ended mutual funds and are included in Level 1. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated balance sheets.

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Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3 as of December 31, 2020, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Commercial mortgage-backed securities	$ 32,425	Discounted cash flow	Spread over treasury	2.78% - 2.92% (2.87%)
Other asset-backed securities	434,676	Liquidation	Liquidation value	$95.00 - $97.00 ($96.19)
		Discounted cash flow	Liquidity premium	0.54% - 2.30% (1.63%)
			Paydown Rate	8.79% - 12.49% (11.39%)
Corporate securities	1,431,818	Discounted cash flow	Spread over treasury	0.00% - 4.75% (1.89%)
Liabilities:(1)(2)
Embedded derivatives — GLWB	$ 403,656	Actuarial cash flow model	Mortality	88% to 100% of Ruark 2015 ALB Table
			Lapse	PL-RBA Predictive Model
Utilization PL-RBA Predictive Model
			Nonperformance risk	0.19% - 0.81%
Embedded derivative — FIA	573,216	Actuarial cash flow model	Expenses	$207 per policy
			Withdrawal rate	0.4% - 2.4% prior to age 70 RMD for ages 70+ or WB withdrawal rate Assume underutilized RMD for nonWB policies ages 72 - 88
			Mortality	88% to 100% of Ruark 2015 ALB table

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	Fair Value As of December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
			Lapse	0.2% - 50.0%, depending on duration/surrender charge period. Dynamically adjusted for WB moneyness and projected market rates vs credited rates.
			Nonperformance risk	0.19% - 0.81%
Embedded derivative — IUL	$ 201,331	Actuarial cash flow model	Mortality	36% - 161% of 2015 VBT Primary Tables 94% - 248% of duration 8 point in scale 2015 VBT Primary Tables, depending on type of business
			Lapse	0.375% - 10%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.19% - 0.81%

(1)  Excludes modified coinsurance arrangements.

(2)  Fair value is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those for which book value approximates fair value. Unobservable inputs were weighted by the relative fair value of instruments, except for other asset-backed securities which were weighted by the relative par amounts.

The Company has considered all reasonably available quantitative inputs as of December 31, 2020, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $115.6 million of financial instruments being classified as Level 3 as of December 31, 2020. Of the $115.6 million, $87.6 million are other asset-backed securities, $16.7 million are corporate securities, and $11.3 million are equity securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2020, the Company held $89.9 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

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The following table presents the valuation method for material financial instruments included in Level 3, as of December 31, 2019, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2019	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Commercial mortgage-backed securities	$ 10,029	Discounted cash flow	Spread over treasury	2.5%
Other asset-backed securities	421,219	Liquidation	Liquidation value	$95.39 - $99.99 ($97.95)
		Discounted cash flow	Liquidity premium	0.34% - 2.28% (1.44%)
			Paydown Rate	8.99% - 12.45% (11.28%)
Corporate securities	1,373,714	Discounted cash flow	Spread over treasury	0.00% - 4.03% (1.60%)
Liabilities:(1)
Embedded derivatives — GLWB(2)	$ 186,038	Actuarial cash flow model	Mortality	87% to 100% of Ruark 2015 ALB Table
			Lapse	Internal Predictive Model
			Utilization	Internal Predictive Model
			Nonperformance risk	0.12% - 0.82%
Embedded derivative — FIA	336,826	Actuarial cash flow model	Expenses	$195 per policy
			Withdrawal rate	0.4% - 1.2% prior to age 70 RMD for ages 70+ or WB withdrawal rate. Assume underutilized RMD for non WB policies age 70-81
			Mortality	87% to 100% of Ruark 2015 ALB table

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	Fair Value As of December 31, 2019	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
			Lapse	0.5% - 50.0%, depending on duration/surrender charge period. Dynamically adjusted for WB moneyness and projected market rates vs credited rates.
			Nonperformance risk	0.12% - 0.82%
Embedded derivative — IUL	$ 151,765	Actuarial cash flow model	Mortality	37% - 156% of 2015 VBT Primary Tables. 94% - 248% of duration 8 point in scale 2015 VBT Primary Tables, depending on type of business
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.12% - 0.82%

(1)  Excludes modified coinsurance arrangements.

(2)  The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those for which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2019, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $76.8 million of financial instruments being classified as Level 3 as of December 31, 2019. Of the $76.8 million, $65.4 million are other asset backed securities, and $11.4 million are corporate securities.

In certain cases the Company determined that book value materially approximates fair value. As of December 31, 2019, the Company held $73.0 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase

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in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer's available cash flows and ability to redeem the securities, as well as the current holders' willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

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The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Net Income	Included in Other Comprehensive Income	Included in Net Income	Included In Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$10,029	$—	$1,520	$—	$(797)
Other asset-backed securities	421,219	—	7,559	(38)	(13,213)
Corporate securities	1,373,714	—	135,519	—	(83,388)
Total fixed maturity securities — available-for-sale	1,804,962	—	144,598	(38)	(97,398)
Fixed maturity securities — trading
Other asset-backed securities	65,407	5,979	—	(8,970)	—
Corporate securities	11,371	881	—	(441)	—
Total fixed maturity securities — trading	76,778	6,860	—	(9,411)	—
Total fixed maturity securities	1,881,740	6,860	144,598	(9,449)	(97,398)
Equity securities	72,970	1,096	—	(3)	—
Other long-term investments(1)	209,843	338,541	—	(228,391)	—
Short-term investments	—	—	—	—	—
Total investments	2,164,553	346,497	144,598	(237,843)	(97,398)
Total assets measured at fair value on a recurring basis	$2,164,553	$346,497	$144,598	$(237,843)	$(97,398)
Liabilities:
Annuity account balances(2)	$69,728	$—	$—	$2,675	$—
Other liabilities(1)	1,017,972	502,098	—	(1,227,953)	—
Total liabilities measured at fair value on a recurring basis	$1,087,700	$502,098	$—	$(1,225,278)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2020, there were $184.0 million of securities transferred into Level 3 from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods but were priced internally using significant unobservable inputs where market observable inputs were not available as of December 31, 2020.

For the year ended December 31, 2020, there were $1.2 million of securities transferred into Level 2 from Level 3.

								Total Gains (losses) included in Net Income related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$—	$(83)	$—	$—	$21,780	$(24)	$32,425	$—
Other asset-backed securities	—	(1,630)	—	—	22,187	(1,408)	434,676	—
Corporate securities	436,539	(562,049)	—	—	134,808	(3,325)	1,431,818	—
Total fixed maturity securities — available-for-sale	436,539	(563,762)	—	—	178,775	(4,757)	1,898,919	—
Fixed maturity securities — trading
Other asset-backed securities	12,267	(2,646)	—	—	(766)	129	71,400	1,537
Corporate securities	8,798	(2,324)	—	—	(408)	(117)	17,760	92
Total fixed maturity securities — trading	21,065	(4,970)	—	—	(1,174)	12	89,160	1,629
Total fixed maturity securities	457,604	(568,732)	—	—	177,601	(4,745)	1,988,079	1,629
Equity securities	26,944	(5,000)	—	—	5,220	—	101,227	314
Other long-term investments(1)	40,831	(134,757)	—	(4,072)	—	—	221,995	86,700
Short-term investments	—	—	—	—	—	—	—	—
Total investments	525,379	(708,489)	—	(4,072)	182,821	(4,745)	2,311,301	88,643
Total assets measured at fair value on a recurring basis	$525,379	$(708,489)	$—	$(4,072)	$182,821	$(4,745)	$2,311,301	$88,643
Liabilities:
Annuity account balances(2)	$—	$—	$433	$5,863	$—	$—	$66,973	$—
Other liabilities(1)	—	—	—	—	—	—	1,743,827	(725,855)
Total liabilities measured at fair value on a recurring basis	$—	$—	$433	$5,863	$—	$—	$1,810,800	$(725,855)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2019, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Net Income	Included in Other Comprehensive Income	Included in Net Income	Included In Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$—	$—	$730	$—	$(91)
Other asset-backed securities	421,642	904	26,034	(71)	(8,075)
Corporate securities	638,276	82	72,881	—	(14,827)
Total fixed maturity securities — available-for-sale	1,059,918	986	99,645	(71)	(22,993)
Fixed maturity securities — trading
Other asset-backed securities	26,056	9,295	—	(3,695)	—
Corporate securities	6,242	239	—	(35)	—
Total fixed maturity securities — trading	32,298	9,534	—	(3,730)	—
Total fixed maturity securities	1,092,216	10,520	99,645	(3,801)	(22,993)
Equity securities	63,421	(1,829)	(244)	(18)	—
Other long-term investments(1)	151,342	90,078	—	(31,448)	—
Short-term investments	—	—	—	—	—
Total investments	1,306,979	98,769	99,401	(35,267)	(22,993)
Total assets measured at fair value on a recurring basis	$1,306,979	$98,769	$99,401	$(35,267)	$(22,993)
Liabilities:
Annuity account balances(2)	$76,119	$—	$—	$(2,550)	$—
Other liabilities(1)	438,127	108,438	—	(617,395)	—
Total liabilities measured at fair value on a recurring basis	$514,246	$108,438	$—	$(619,945)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2019, there were $195.4 million of securities transferred into Level 3 from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods but were priced internally using significant unobservable inputs where market observable inputs were not available as of December 31, 2019.

For the year ended December 31, 2019, there were $58.4 million of securities transferred into Level 2 from Level 3.

For the year ended December 31, 2019, there were no transfers between Level 2 and Level 1.

								Total Gains (losses) included in Net Income related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$9,359	$(46)	$—	$—	$95	$(18)	$10,029	$—
Other asset-backed securities	—	(20,031)	—	—	—	816	421,219	—
Corporate securities	752,929	(179,604)	—	—	106,368	(2,391)	1,373,714	—
Total fixed maturity securities — available-for-sale	762,288	(199,681)	—	—	106,463	(1,593)	1,804,962	—
Fixed maturity securities — trading
Other asset-backed securities	32,182	(24,496)	—	—	26,267	(202)	65,407	1,829
Corporate securities	1,700	(1,035)	—	—	4,363	(103)	11,371	35
Total fixed maturity securities — trading	33,882	(25,531)	—	—	30,630	(305)	76,778	1,864
Total fixed maturity securities	796,170	(225,212)	—	—	137,093	(1,898)	1,881,740	1,864
Equity securities	9,567	2,073	—	—	—	—	72,970	426
Other long-term investments(1)	1,579	—	—	(1,708)	—	—	209,843	56,922
Short-term investments	—	—	—	—	—	—	—	—
Total investments	807,316	(223,139)	—	(1,708)	137,093	(1,898)	2,164,553	59,212
Total assets measured at fair value on a recurring basis	$807,316	$(223,139)	$—	$(1,708)	$137,093	$(1,898)	$2,164,553	$59,212
Liabilities:
Annuity account balances(2)	$—	$—	$—	$365	$9,306	$—	$69,728	$—
Other liabilities(1)	70,888	—	—	—	—	—	1,017,972	(508,957)
Total liabilities measured at fair value on a recurring basis	$70,888	$—	$—	$365	$9,306	$—	$1,087,700	$(508,957)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized gains (losses) within the consolidated statements of income or other comprehensive income within shareowner's equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments that are not reported at fair value as of the periods shown below are as follows:

		As of December 31,
		2020		2019
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Commercial mortgage loans(1)	3	$10,005,562	$10,787,782	$9,379,401	$9,584,487
Policy loans	3	1,593,394	1,593,394	1,675,121	1,675,121
Fixed maturities, held-to-maturity(2)	3	—	—	2,823,881	3,025,790
Other long-term investments(3)	3	1,186,063	1,282,999	1,216,996	1,246,889
Liabilities:
Stable value product account balances	3	$6,056,181	$6,230,663	$5,443,752	$5,551,195
Future policy benefits and claims(4)	3	1,580,221	1,602,813	1,701,324	1,705,235
Other policyholders' funds(5)	3	102,091	107,864	127,084	130,259
Debt:(6)
Non-recourse funding obligations(7)	3	$2,197	$2,486	$3,082,753	$3,298,580
Subordinated funding obligations	3	110,000	120,835	110,000	113,286

Except as noted below, fair values were estimated using quoted market prices.

(1)  The carrying amount is net of allowance for credit losses.

(2)  Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(3)  Other long-term investments represents a modco receivable, which is related to invested assets such as fixed income and structured securities, which are legally owned by the ceding company. The fair value is determined in a manner consistent with other similar invested assets held by the Company.

(4)  Single premium immediate annuity without life contingencies.

(5)  Supplementary contracts without life contingencies.

(6)  Excludes capital lease obligations of $0.6 million and $1.0 million as of December 31, 2020 and 2019, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

(7)  As of December 31, 2019, carrying amount of $2.8 billion and fair value of $3.0 billion related to non-recourse funding obligations issued by Golden Gate and Golden Gate V.

Fair Value Measurements

Commercial Mortgage Loans

The Company estimates the fair value of commercial mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current commercial mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the carrying value of policy loans approximates fair value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments. As of December 31, 2020, the Company did not hold any held-to-maturity securities.

Other Long-Term Investments

In addition to free-standing and embedded derivative financial instruments discussed above, other long-term investments includes $1.3 billion of amounts receivable under certain modified coinsurance agreements. These amounts represent funds withheld in connection with certain reinsurance agreements in which the Company acts as the reinsurer. Under the terms of these agreements, assets equal to statutory reserves are withheld and legally owned by the ceding company, and any excess or shortfall is settled periodically. In some cases, these modified coinsurance agreements contain embedded derivatives which are discussed in more detail above. The fair value of amounts receivable under modified coinsurance agreements, including the embedded derivative component, correspond to the fair value of the underlying assets withheld.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholders' funds line items on our consolidated balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Funding Obligations

The Company estimates the fair value of its subordinated and non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company's foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts, fixed indexed annuities, and indexed universal life contracts:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  Funds Withheld Agreement

•  Total Return Swaps

•  Foreign Currency Options

Other Derivatives

PLC terminated its derivatives with Golden Gate, Golden Gate II, Golden Gate V, and WCL as part of the Captive Merger and entered into a new portfolio maintenance agreement with Golden Gate, also as part of the Captive Merger. The derivatives terminated included an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements.

The Company has funds withheld accounts that consists of various derivative instruments held by us that are used to hedge certain GLWB and GMDB riders, as well as certain fixed indexed annuity products. The economic performance of derivatives in the funds withheld accounts are ceded to Shades Creek and Protective Re. The funds withheld accounts are accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

GAAP requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative financial instruments in the consolidated balance sheet in other long-term investments and other liabilities. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

It is the Company's policy not to offset assets and liabilities associated with open derivative contracts. However, the Chicago Mercantile Exchange ("CME") rules characterize variation margin transfers as settlement payments, as opposed to adjustments to collateral. As a result, derivative assets and liabilities associated with centrally cleared derivatives for which the CME serves as the central clearing party are presented as if these derivatives had been settled as of the reporting date.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into operations in the same period during which the hedged item impacts operations. Any remaining gain or loss, the ineffective portion, is recognized in current operations. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current operations. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through operations in the period of change. Changes in the fair value of those derivatives are recognized in realized gains (losses).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flows paid on the note.

•  To hedge a floating rate note, the Company entered into an interest rate swap to exchange the floating rate on the note for a fixed rate in order to hedge the interest rate risk associated with the note. The cash flows received on the swap are identical to the cash flow variability paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in realized gains (losses) during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, currency options, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative as it is, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the fixed indexed annuity products. The economic performance of derivatives in the funds withheld account is ceded to Protective Re. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative as it is, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in realized gains (losses). The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives.

•  Certain of the Company and its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into between Golden Gate and PLC on that date.

The following table sets forth realized gains and losses for the periods shown:

Realized gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Derivatives related to VA contracts:
Interest rate futures	$611	$(20,012)	$(25,473)
Equity futures	108,881	5,069	(88,208)
Currency futures	(9,533)	3,095	10,275
Equity options	(29,301)	(149,700)	38,083
Currency options	—	(94)	—
Interest rate swaptions	—	—	(14)
Interest rate swaps	274,961	229,641	(45,185)
Total return swaps	(49,643)	(78,014)	77,225
Embedded derivative — GLWB	(217,613)	(107,108)	(27,761)
Funds withheld derivative	17,133	145,140	(25,541)
Total derivatives related to VA contracts	95,496	28,017	(86,599)
Derivatives related to FIA contracts:
Embedded derivative	(69,137)	(85,573)	35,397
Funds withheld derivative	(9,982)	—	—
Equity futures	(4,969)	1,717	330
Equity options	47,775	84,079	(38,885)
Other derivatives	(1,183)	—	—
Total derivatives related to FIA contracts	(37,496)	223	(3,158)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Derivatives related to IUL contracts:
Embedded derivative	$3,498	$(12,894)	$9,062
Equity futures	(2,344)	420	261
Equity options	8,663	14,882	(6,338)
Total derivatives related to IUL contracts	9,817	2,408	2,985
Embedded derivative — Modco reinsurance treaties	(97,930)	(187,004)	166,757
Derivatives with PLC(1)	23,450	27,038	(902)
Other derivatives	15,342	(2,141)	14
Total realized gains (losses) — derivatives	$8,679	$(131,459)	$79,097

(1)  The Company and certain of its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into with PLC on that date.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized gains (losses) — derivatives
	(Dollars In Thousands)
For The Year Ended December 31, 2020
Foreign currency swaps	$(2,892)	$(870)	$—
Interest rate swaps	206	(2,231)	—
Total	$(2,686)	$(3,101)	$—
For The Year Ended December 31, 2019
Foreign currency swaps	$(9,638)	$(1,031)	$—
Interest rate swaps	(2,743)	(1,247)	—
Total	$(12,381)	$(2,278)	$—
For The Year Ended December 31, 2018
Foreign currency swaps	$(812)	$(798)	$—
Interest rate swaps	(1,574)	(633)	—
Total	$(2,386)	$(1,431)	$—

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.8 million out of accumulated other comprehensive income (loss) into realized gains (losses) during the next twelve months.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2020		2019
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,478,000	$184,943	$2,228,000	$98,655
Total return swaps	158,181	2,294	269,772	941
Derivatives with PLC(1)	4,076,499	—	2,830,889	115,379
Embedded derivative — Modco reinsurance treaties	1,248,887	100,505	1,280,189	31,926
Embedded derivative — GLWB	763,917	61,356	1,147,436	62,538
Embedded derivative — FIA	335,000	60,134	—	—
Interest rate futures	690,398	4,170	896,073	7,557
Equity futures	202,839	4,189	159,901	2,109
Currency futures	—	—	72,593	131
Equity options	7,208,113	1,141,814	6,685,670	676,257
	$16,161,834	$1,559,405	$15,570,523	$995,493
Other liabilities
Cash flow hedges:
Interest rate swaps	$—	$—	$350,000	$—
Foreign currency swaps	117,178	10,186	117,178	11,373
Derivatives not designated as hedging instruments:
Interest rate swaps	1,354,000	—	50,000	—
Total return swaps	1,002,691	14,986	579,675	3,229
Embedded derivative — Modco reinsurance treaties	2,910,662	388,521	2,263,685	231,516
Funds withheld derivative	2,427,320	66,331	1,845,649	70,583
Embedded derivative — GLWB	3,397,244	465,012	2,892,926	248,577
Embedded derivative — FIA	3,888,985	633,350	2,892,803	332,869
Embedded derivative — IUL	356,641	201,331	301,598	151,765
Interest rate futures	414,874	3,389	669,223	10,375
Equity futures	189,808	4,713	174,743	2,376
Currency futures	264,367	3,612	192,306	1,836
Equity options	5,498,929	834,407	4,827,714	429,434
Other	303,454	55,613	199,387	53,245
	$22,126,153	$2,681,451	$17,356,887	$1,547,178

(1)  The Company and certain of its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into with PLC on that date.

7.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

net settlement on termination of the agreement. Refer to Note 14, Debt and Other Obligations for details of the Company's repurchase agreement programs.

Collateral received includes both cash and non-cash collateral. Cash collateral received by the Company is recorded on the consolidated balance sheet as "cash", with a corresponding amount recorded in "other liabilities" to represent the Company's obligation to return the collateral. Non-cash collateral received by the Company is not recognized on the consolidated balance sheet unless the Company exercises its right to sell or re-pledge the underlying asset. As of December 31, 2020 and 2019, the fair value of non-cash collateral received was zero and $21.3 million, respectively.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2020:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Balance Sheet
	Recognized Assets	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$1,337,410	$—	$1,337,410	$864,650	$289,581	$183,179
Total derivatives, subject to a master netting arrangement or similar arrangement	1,337,410	—	1,337,410	864,650	289,581	183,179
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	100,505	—	100,505	—	—	100,505
Embedded derivative — GLWB	61,356	—	61,356	—	—	61,356
Derivatives with PLC	—	—	—	—	—	—
Embedded derivative — FIA	60,134	—	60,134	—	—	60,134
Total derivatives, not subject to a master netting arrangement or similar arrangement	221,995	—	221,995	—	—	221,995
Total derivatives	1,559,405	—	1,559,405	864,650	289,581	405,174
Total Assets	$1,559,405	$—	$1,559,405	$864,650	$289,581	$405,174

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Balance Sheet
	Recognized Liabilities	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$871,293	$—	$871,293	$864,650	$4,193	$2,450
Total derivatives, subject to a master netting arrangement or similar arrangement	871,293	—	871,293	864,650	4,193	2,450
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	388,521	—	388,521	—	—	388,521
Funds withheld derivative	66,331	—	66,331	—	—	66,331
Embedded derivative — GLWB	465,012	—	465,012	—	—	465,012
Embedded derivative — FIA	633,350	—	633,350	—	—	633,350
Embedded derivative — IUL	201,331	—	201,331	—	—	201,331
Other	55,613	—	55,613	—	—	55,613
Total derivatives, not subject to a master netting arrangement or similar arrangement	1,810,158	—	1,810,158	—	—	1,810,158
Total derivatives	2,681,451	—	2,681,451	864,650	4,193	1,812,608
Repurchase agreements(1)	436,970	—	436,970	—	—	436,970
Total Liabilities	$3,118,421	$—	$3,118,421	$864,650	$4,193	$2,249,578

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2019.

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in Balance Sheet
	Recognized Assets	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$785,650	$—	$785,650	$452,562	$215,587	$117,501
Total derivatives, subject to a master netting arrangement or similar arrangement	785,650	—	785,650	452,562	215,587	117,501
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	31,926	—	31,926	—	—	31,926
Embedded derivative — GLWB	62,538	—	62,538	—	—	62,538
Derivatives with PLC	115,379	—	115,379	—	—	115,379
Other	—	—	—	—	—	—
Total derivatives, not subject to a master netting arrangement or similar arrangement	209,843	—	209,843	—	—	209,843
Total derivatives	995,493	—	995,493	452,562	215,587	327,344
Total Assets	$995,493	$—	$995,493	$452,562	$215,587	$327,344

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Balance Sheet
	Recognized Liabilities	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$458,623	$—	$458,623	$452,562	$4,791	$1,270
Total derivatives, subject to a master netting arrangement or similar arrangement	458,623	—	458,623	452,562	4,791	1,270
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	231,516	—	231,516	—	—	231,516
Funds withheld derivative	70,583	—	70,583	—	—	70,583
Embedded derivative — GLWB	248,577	—	248,577	—	—	248,577
Embedded derivative — FIA	332,869	—	332,869	—	—	332,869
Embedded derivative — IUL	151,765	—	151,765	—	—	151,765
Other	53,245	—	53,245	—	—	53,245
Total derivatives, not subject to a master netting arrangement or similar arrangement	1,088,555	—	1,088,555	—	—	1,088,555
Total derivatives	1,547,178	—	1,547,178	452,562	4,791	1,089,825
Repurchase agreements(1)	270,000	—	270,000	—	—	270,000
Total Liabilities	$1,817,178	$—	$1,817,178	$452,562	$4,791	$1,359,825

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

8.  COMMERCIAL MORTGAGE LOANS

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2020, the Company's commercial mortgage loan holdings were $10.2 billion, or $10.0 billion net of allowance for credit losses. As of December 31, 2019, the Company's commercial mortgage loan holdings were $9.4 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company's underwriting procedures relative to its commercial mortgage loan portfolio

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that this asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's commercial mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31:

	Percentage of Commercial Mortgage Loans
Type	2020	2019
Retail	34.9%	36.8%
Office Buildings	15.1	14.4
Apartments	12.7	12.5
Warehouses	16.0	16.4
Senior housing	16.2	14.7
Other	5.1	5.2
	100.0%	100.0%

The Company specializes in originating commercial mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 1.0% of commercial mortgage loans.

The following states represent the primary locations of the Company's commercial mortgage loan portfolio as of December 31:

Percentage of Commercial Mortgage Loans
State	2020	State	2019
California	11.3%	California	11.9%
Texas	7.3	Texas	7.7
Alabama	6.7	Alabama	7.2
Florida	6.2	Florida	6.5
Georgia	5.3	Georgia	5.7
North Carolina	4.9	North Carolina	5.0
Ohio	4.7	Utah	4.2
Michigan	4.4	Michigan	4.1
Utah	4.2	Illinois	4.0
Tennessee	3.5	Ohio	3.9
	58.5%		60.2%

During the year ended December 31, 2020, the Company funded $1.4 billion of new loans, with an average loan size of $7.7 million. The average size commercial mortgage loan in the portfolio as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

December 31, 2020, was $5.6 million and the weighted-average interest rate was 4.3%. The largest single commercial mortgage loan at December 31, 2020 was $78.0 million.

During the year ended December 31, 2019, the Company funded $1.2 billion of new loans, with an average loan size of $7.9 million. The average size commercial mortgage loan in the portfolio as of December 31, 2019, was $5.1 million and the weighted-average interest rate was 4.5%. The largest single commercial mortgage loan at December 31, 2019 was $78.0 million.

During the year ended December 31, 2018, the Company funded $1.5 billion of new loans, with an average loan size of $9.1 million. The average size commercial mortgage loan in the portfolio as of December 31, 2018, was $4.4 million and the weighted-average interest rate was 4.6%. The largest single commercial mortgage loan at December 31, 2018 was $48.8 million.

Certain of the commercial mortgage loans have call options that occur within the next 9 years. However, if interest rates were to significantly increase, the Company may be unable to exercise the call options on its existing commercial mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, $270.4 million would become due in 2021, $541.9 million in 2022 through 2026, and $10.2 million in 2027 through 2029.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2020 and 2019, $805.9 million and $717.0 million, respectively, of the Company's total commercial mortgage loans principal balance have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the years ended December 31, 2020, 2019, and 2018, the Company recognized $26.3 million, $23.4 million, and $29.4 million of participation commercial mortgage loan income, respectively.

As of December 31, 2020 and 2019, $2.6 million and $3.0 million, respectively, of invested assets consisted of commercial mortgage loans that were nonperforming, restructured or foreclosed and converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. For all commercial mortgage loans, the impact of troubled debt restructurings is reflected in our investment balance and in the allowance for commercial mortgage loan credit losses.

During the years ended December 31, 2020, 2019, and 2018, the Company recognized four, four, and one troubled debt restructurings transactions, respectively, as a result of granting concessions to borrowers which included loan terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company identified one loan whose principal was permanently impaired during the year ended December 31, 2020 and no loans whose principal was permanently impaired during the years ended December 31, 2019 and 2018.

On March 27, 2020, H.R. 748, the Coronavirus Aid Relief, and Economic Security Act ("the CARES Act") was signed into legislation. Section 4013 of the CARES Act provides additional relief for certain loan modifications made as a result of the COVID-19 pandemic. Specifically, the CARES Act specifies that a financial institution may suspend the requirements under GAAP with respect to troubled debt restructuring classification and reporting for loan modifications made in response to the COVID-19 pandemic which meet the following criteria: 1) the borrower was not more than 30 days past due as of December 31, 2019 and 2) the modifications are related to arrangements that defer or delay the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

payment of principal or interest, or change the interest rate on the loan. The relief provided by the CARES Act expected to terminate on December 31, 2020 has been extended to December 31, 2021. Accordingly, the Company provided certain relief under the CARES Act under its COVID-19 Commercial Mortgage Loan Program (the "Loan Modification Program"). During 2020, the Company modified 315 loans under the Loan Modification Program, representing $2.2 billion in unpaid principal balance. As of December 31, 2020, there were 305 loans remaining, representing $2.2 billion in unpaid principal balance. At December 31, 2020, $1.6 billion of these loans have resumed regular principal and interest payments in accordance with the terms of the modification agreements. The modifications under this program include agreements to defer principal payments only and/or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

As of December 31, 2020, the amortized cost basis of the Company's commercial mortgage loan receivables by origination year, net of the allowance, for credit losses is as follows:

	Term Loans Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(Dollars In Thousands)
As of December 31, 2020
Commercial mortgage loans:
Performing	$1,462,919	$2,442,361	$1,576,927	$1,343,889	$943,491	$2,457,291	$10,226,878
Non-performing	—	—	—	—	—	848	848
Amortized cost	$1,462,919	$2,442,361	$1,576,927	$1,343,889	$943,491	$2,458,139	$10,227,726
Allowance for credit losses	(20,903)	(46,664)	(54,999)	(36,737)	(25,105)	(37,756)	(222,164)
Total commercial mortgage loans	$1,442,016	$2,395,697	$1,521,928	$1,307,152	$918,386	$2,420,383	$10,005,562

The following tables provide a comparative view of the key credit quality indicators of the Loan-to-Value and Debt Service Coverage Ratio ("DSCR") as of December 31, 2020 and 2019:

	As of December 31, 2020			As of December 31, 2019
	Amortized Cost	% of Total	DSCR(2)	Amortized Cost	% of Total	DSCR(2)
	(Dollars In Thousands)
Loan-to-Value(1) Greater than 75%	$399,384	3.9%	0.05	$237,881	2.5%	0.03
50% - 75%	6,557,292	64.1%	1.04	6,074,051	64.7%	1.07
Less than 50%	3,271,050	32.0%	0.63	3,072,352	32.8%	0.63
Total commercial mortgage loans	$10,227,726	100.0%	1.72	$9,384,284	100.0%	1.73

(1)  The loan-to-value ratio compares the current unpaid principal of the loan to the estimated fair value of the underlying property collateralizing the loan. Our weighted average loan-to-value ratio was 54% at both December 31, 2020 and December 31, 2019.

(2)  The debt service coverage ratio compares a property's net operating income to its debt service payments, including principal and interest. Our weighted average debt service coverage ratio for December 31, 2020 and December 31, 2019 was 1.72x and 1.73x, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

The ACL increased by $148.8 million during the year ended December 31, 2020, primarily as a result of deterioration in the macroeconomic forecasts, as a result of COVID-19, used in the measurement of the ACL since the initial allowance was established.

As of and For The Year Ended December 31, 2020
(Dollars In Thousands)
Allowance for Funded Commercial Mortgage Loan Credit Losses
Beginning balance	$4,884
Cumulative effect adjustment	80,239
Charge offs	—
Recoveries	(3,009)
Provision	140,050
Ending balance	$222,164
Allowance for Unfunded Commercial Mortgage Loan Commitments Credit Losses
Beginning balance	$—
Cumulative effect adjustment	10,610
Charge offs	—
Recoveries	—
Provision	11,803
Ending balance	$22,413

As of December 31, 2019, the Company had allowances for commercial mortgage loan credit losses of $4.9 million which is shown in the chart below.

As of and For The Year Ended December 31, 2019
(Dollars In Thousands)
Beginning balance	$1,296
Charge offs	(350)
Recoveries	—
Provision	3,938
Ending balance	$4,884

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

An analysis of delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	90 Days and Greater Delinquent	Total Delinquent
	(Dollars In Thousands)
As of December 31, 2020
Commercial mortgage loans	$—	$848	$—	$848
Number of delinquent commercial mortgage loans	—	1	—	1
As of December 31, 2019
Commercial mortgage loans	$6,455	$—	$710	$7,165
Number of delinquent commercial mortgage loans	2	—	3	5

The Company's commercial mortgage loan portfolio consists of commercial mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate.

The Company limits accrued interest income on loans to ninety days of interest. For loans in nonaccrual status, interest income is recognized on a cash basis. For the twelve months ended December 31, 2020, an immaterial amount of accrued interest was excluded from the amortized cost basis pursuant to the Company's nonaccrual policy.

An analysis of loans in a nonaccrual status is shown in the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
As of December 31, 2020
Commercial mortgage loans:
With no related allowance recorded	$848	$801	$—	$848	$33	$37
With an allowance recorded	—	—	—	—	—	—
As of December 31, 2019
Commercial mortgage loans:
With no related allowance recorded	$710	$702	$—	$237	$20	$28
With an allowance recorded	16,209	16,102	4,884	3,242	841	838

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

Commercial mortgage loans that were modified in a troubled debt restructuring as of December 31, 2020 and 2019 were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
		(Dollars In Thousands)
As of December 31, 2020
Troubled debt restructuring:
Commercial mortgage loans	2	$2,016	$1,767
As of December 31, 2019
Troubled debt restructuring:
Commercial mortgage loans	2	$3,771	$3,771

9.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Balance, beginning of period	$1,479,531	$1,348,613
Capitalization of commissions, sales, and issue expenses	458,702	407,556
Amortization	(163,042)	(157,280)
Change due to unrealized gains and losses	(151,960)	(119,358)
Implementation of ASU 2016-13	4,628	—
Balance, end of period	$1,627,859	$1,479,531

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Balance, beginning of period	$2,040,024	$1,677,717
Acquisitions	—	551,892
Amortization	(45,430)	(18,373)
Change due to unrealized gains and losses	(192,129)	(171,212)
Other	(10,640)	—
Balance, end of period	$1,791,825	$2,040,024

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

Based on the balance recorded as of December 31, 2020, the expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2021	$128,153
2022	120,956
2023	122,596
2024	121,453
2025	111,926

10.  GOODWILL

During the fourth quarter of 2020, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2020 and determined that there was no indication that its goodwill was more likely than not impaired and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2020 that would impact the Company's conclusion and no such events were identified. After consideration of applicable factors and circumstances noted as part of the annual assessment, the Company determined that no triggering events had occurred and it was more likely than not that the fair value of the reporting units exceeded the carrying value of the reporting units.

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB riders. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GLWB were $8.9 billion and $8.4 billion as of December 31, 2020 and 2019, respectively. For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 5, Fair Value of Financial Instruments, and Note 6, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.2%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.5%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

The VA account balances subject to GMDB were $14.8 billion and $12.2 billion as of December 31, 2020 and 2019, respectively. The total GMDB amount payable based on VA account balances as of December 31, 2020 and 2019, was $177.6 million and $116.1 million with a GMDB reserve of $34.1 million and $37.7 million, respectively. The average attained age of contract holders as of December 31, 2020 and 2019 for the Company was 72 and 68.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $6.4 million and $7.1 million, as of December 31, 2020 and 2019, respectively. The average attained age of contract holders as of December 31, 2020 and 2019, was 69 and 68.

Activity relating to GMDB reserves (excluding those 100% ceded under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Beginning balance	$37,684	$34,700	$26,934
Great West beginning balance	—	7,457	—
Incurred guarantee benefits	1,184	(809)	11,065
Less: Paid guarantee benefits	4,797	3,664	3,299
Ending balance	$34,071	$37,684	$34,700

Account balances of variable annuities with guarantees invested in VA separate accounts are as follows:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Equity mutual funds	$10,425,055	$8,074,490
Fixed income mutual funds	4,631,099	4,167,158
Total	$15,056,154	$12,241,648

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity in the Company's deferred sales inducement asset, recorded on the balance sheet in other assets was as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Deferred asset, beginning of period	$42,530	$39,577	$30,956
Amounts deferred	1,501	5,813	13,336
Amortization	(3,546)	(2,860)	(4,715)
Deferred asset, end of period	$40,485	$42,530	$39,577

12.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company ("MONY") converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013. Pursuant to the Merger, this actuarial calculation of the expected timing of MONY's Closed Block earnings was recalculated and reset as February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block is as follows:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other policyholder liabilities	$5,405,490	$5,836,815
Policyholder dividend obligation	579,829	278,505
Other liabilities	7,477	11,247
Total closed block liabilities	5,992,796	6,126,567
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,902,869	4,682,731
Commercial mortgage loans	68,123	72,829
Policy loans	595,738	640,134
Cash and other invested assets	45,782	44,877
Other assets	91,734	107,177
Total closed block assets	5,704,246	5,547,748
Excess of reported closed block liabilities over closed block assets	288,550	578,819
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $493,271 and $167,285; and net of income tax: $(103,587) and $(35,130)	—	—
Future earnings to be recognized from closed block assets and closed block liabilities	$288,550	$578,819

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Reconciliation of the policyholder dividend obligation is as follows:

	For The Year Ended December 31,
	2020	2019
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$278,505	$—
Applicable to net revenue	(24,662)	(29,907)
Change in net unrealized investment gains allocated to policyholder dividend obligation	325,986	308,412
Policyholder dividend obligation, ending balance	$579,829	$278,505

Closed Block revenues and expenses were as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Revenues
Premiums and other income	$154,034	$162,288	$171,117
Net investment income	201,686	206,523	202,282
Net investment gains	(2,453)	(1,603)	(1,970)
Total revenues	353,267	367,208	371,429
Benefits and other deductions
Benefits and settlement expenses	332,368	336,736	337,352
Other operating expenses	1,163	1,161	714
Total benefits and other deductions	333,531	337,897	338,066
Net revenues before income taxes	19,736	29,311	33,363
Income tax expense	3,981	6,081	7,006
Net revenues	$15,755	$23,230	$26,357

13.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

reinsurers. As of December 31, 2020, the Company had reinsured approximately 25% of the face value of its life insurance in-force. The Company has reinsured approximately 10% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2020, 2019, or 2018 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Direct life insurance in-force	$785,197,477	$766,196,760
Amounts assumed from other companies	206,049,944	212,573,612
Amounts ceded to other companies	(244,588,150)	(271,600,818)
Net life insurance in-force	$746,659,271	$707,169,554
Percentage of amount assumed to net	28%	30%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
For The Year Ended December 31, 2020
Premiums and policy fees:
Life insurance	$2,660,816	$(894,438)	$934,351	$2,700,729	(1)
Accident/health insurance	37,006	(23,351)	89,788	103,443
Property and liability insurance	278,540	(177,756)	2,440	103,224
Total	$2,976,362	$(1,095,545)	$1,026,579	$2,907,396
For The Year Ended December 31, 2019
Premiums and policy fees:
Life insurance	$2,852,899	$(1,383,822)	$835,677	$2,304,754	(1)
Accident/health insurance	42,248	(90,193)	41,406	(6,539)
Property and liability insurance	280,734	(106,430)	3,238	177,542
Total	$3,175,881	$(1,580,445)	$880,321	$2,475,757
For The Year Ended December 31, 2018
Premiums and policy fees:
Life insurance	$2,681,191	$(1,249,906)	$626,283	$2,057,568	(1)
Accident/health insurance	47,028	(30,126)	12,826	29,728
Property and liability insurance	284,323	(103,478)	4,857	185,702
Total	$3,012,542	$(1,383,510)	$643,966	$2,272,998

(1)  Includes annuity policy fees of $162.8 million, $164.3 million, and $177.1 million, for the years ended December 31, 2020, 2019, and 2018, respectively.

As of December 31, 2020 and 2019, policy and claim reserves relating to insurance ceded of $4.7 billion and $4.4 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2020 and 2019, the Company had paid $135.4 million and $86.3 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2020 and 2019, the Company had receivables of $63.8 million and $64.6 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $4.6 billion and $4.4 billion as of December 31, 2020 and 2019, respectively. These amounts include ceded reserve balances and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2020		2019
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$548.5	NR	$631.4	NR
Swiss Re Life & Health America, Inc.	489.6	A+	560.0	A+
Lincoln National Life Insurance Co.	370.7	A+	463.5	A+
Somerset Re	259.9	A-
Transamerica Life Insurance Co.	240.3	A	330.3	A
RGA Reinsurance Company	210.5	A+	261.2	A+
American United Life Insurance Company	199.1	A+	273.3	A+
Centre Reinsurance (Bermuda) Ltd	167.3	NR	181.4	NR
Employers Reassurance Corporation	162.0	NR	187.4	NR
The Canada Life Assurance Company	134.0	A+	168.3	A+

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement (the "Credit Facility"), the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.5 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's Prime rate, (y) 0.50% above the Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The annual facility fee rate is 0.125% of the aggregate principal amount. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is May 3, 2023. The Company is not aware of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2020. PLC had a $190.0 million outstanding balance on the Credit Facility as of December 31, 2020.

During 2018, the Company issued $110.0 million of Subordinated Funding Obligations at a rate of 3.55% due 2038.

Non-Recourse Funding Obligations

On October 1, 2020, as part of a corporate initiative to consolidate and simplify the Company's reserve financing structures and reduce related financial and operational costs, Golden Gate II, Golden Gate III, Golden Gate IV, and Golden Gate V, all of which are wholly owned captive insurance company subsidiaries of PLICO (collectively the "Captives") merged with and into (the "Captive Merger") Golden Gate.

For additional information, refer to Note 3, Significant Transactions.

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate and Steel City entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the "2016 Steel City Notes") with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate (the "2016 Surplus Notes") with an initial principal amount of $2.188 billion. This structure was subsequently amended effective December 31, 2019, to accommodate financing of "XXX" reserves related to a specified portion of term life business the Company acquired from Liberty Life Assurance Company of Boston. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the 2016 Steel City Notes in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of September 30, 2020, the aggregate principal balance of the 2016 Steel City Notes was $1.858 billion. In connection with this transaction, PLC had entered into certain support agreements under which it guaranteed or otherwise supported certain obligations of Golden Gate or Steel City. During 2020 and 2019, no payments were made under these agreements. In connection with the Captive Merger, the Steel City Notes and the Golden Gate Note were redeemed and cancelled and the related support agreements were terminated effective October 1, 2020.

Golden Gate II Captive Insurance Company

Golden Gate II had $575 million of non-recourse funding obligations as of September 30, 2020. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of September 30, 2020, securities related to $20.6 million of the balance of the non-recourse funding obligations were held by external parties, securities related to $309.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $245.1 million were held by consolidated subsidiaries of the Company. PLC had entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. During 2020 and 2019, and in connection with certain support agreements, PLC made support agreement payments of $4.0 million and $1.7 million and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

had collateralized obligations of $5.5 million and $4.9 million, respectively. In connection with the Captive Merger discussed above, the $575 million of non-recourse funding obligations were redeemed and all support agreements between the Company and Golden Gate II were terminated effective October 1, 2020.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V and Red Mountain entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and WCL. Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of September 30, 2020, the principal balance of the Red Mountain note was $750 million. In connection with the transaction, PLC had entered into certain support agreements under which it guaranteed or otherwise supports certain obligations of Golden Gate V or Red Mountain. During 2020 and 2019, no payments were made under these agreements. In connection with the Captive Merger discussed above, the Red Mountain Note and the Golden Gate V Note were redeemed and cancelled, and the related support and guaranteed agreements were terminated effective October 1, 2020.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following tables:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Interest Rate
	(Dollars In Thousands)
As of December 31, 2020
MONY Life Insurance Company(3)	$1,885	$2,197	2024	6.19%
Total	$1,885	$2,197
Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
As of December 31, 2019
Golden Gate Captive Insurance Company(2)(3)	$2,028,000	$2,028,000	2039	4.70%
Golden Gate II Captive Insurance Company	329,949	274,955	2052	5.06%
Golden Gate V Vermont Captive Insurance Company(3)	720,000	777,527	2037	5.12%
MONY Life Insurance Company(3)	1,885	2,271	2024	6.19%
Total	$3,079,834	$3,082,753

(1)  Carrying values include premiums and discounts and do not represent unpaid principal balances.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

(2)  Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)  Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

On April 23, 2010, Golden Gate III entered into a Reimbursement Agreement (the "GGIII Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the Reimbursement Agreement, UBS issued a letter of credit (the "LOC)") to a trust for the benefit of WCL. The GGIII Reimbursement Agreement has undergone three separate amendments and restatements, most recently effective June 25, 2014, to finance up to of $935.0 million of "XXX reserves related to term life blocks issued or acquired by the Company and WCL and reinsured by Golden Gate III. As of September 30, 2020, the LOC balance was $750.0 million. The term of the LOC was expected to be approximately 15 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. In connection with the Captive Merger discussed above, Golden Gate III paid an early termination fee of $11 million to UBS, the LOC was cancelled effective October 1, 2020.

Golden Gate IV Vermont Captive Insurance Company

On December 10, 2010, Golden Gate IV entered into a Reimbursement Agreement (the "GGIV Reimbursement Agreement") with UBS AG, Stamford Branch, as issuing lender. Under the GGIV Reimbursement Agreement, UBS issued a LOC to a trust for the benefit of WCL to finance up to $790 million of "XXX" reserves related to term life blocks issued by the Company and WCL. As of September 30, 2020, the LOC balance was $740 million. The term of the LOC was expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). This transaction was a "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. In connection with the Captive Merger discussed above, Golden Gate IV paid an early termination fee of $3.7 million to UBS, the LOC was cancelled effective October 1, 2020.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2020, the fair value of securities pledged under the repurchase program was $452.1 million and the repurchase obligation of $437.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 15 basis points). During the year ended December 31, 2020, the maximum balance outstanding at any one point in time related to these programs was $824.7 million. The average daily balance was $143.2 million (at an average borrowing rate of 33 basis points) during the year ended December 31, 2020. As of December 31, 2019, the fair value of securities pledged under the repurchase program was $282.2 million and the repurchase obligation of $270.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 163 basis points). During the year ended December 31, 2019, the maximum balance outstanding at any one point in time related to these programs was $900.0 million. The average daily balance was $212.2 million (at an average borrowing rate of 214 basis points) during the year ended December 31, 2019.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires collateral at least equal to 102% of the fair value of the loaned securities to be separately maintained. The loaned securities' fair value is monitored on a daily basis and collateral is adjusted accordingly. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. As of December 31, 2020, securities with a fair value of $56.6 million were loaned under this program. As collateral for the loaned securities, the Company receives cash, which is primarily reinvested in short term repurchase agreements, which are also collateralized by U.S. Government or U.S. Government Agency securities, and government money market funds. These investments recorded in "short-term investments" with a corresponding liability recorded in "secured financing liabilities" to account for its obligation to return the collateral. As of December 31, 2020 and 2019, the fair value of the collateral related to this program was $58.7 million and $65.5 million, and the Company has an obligation to return $58.7 million and $65.5 million of collateral to the securities borrowers, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2020 and 2019:

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2020
	(Dollars In Thousands)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$366,012	$86,055	$—	$—	$452,067
Commercial mortgage loans	—	—	—	—	—
Total repurchase agreements and repurchase-to-maturity transactions	$366,012	$86,055	$—	$—	$452,067
Securities lending transactions
Fixed maturity securities	48,952	—	—	—	48,952
Equity securities	6,507	—	—	—	6,507
Redeemable preferred stocks	1,157	—	—	—	1,157
Total securities lending transactions	56,616	—	—	—	56,616
Total securities	$422,628	$86,055	$—	$—	$508,683

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2019
	(Dollars In Thousands)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$282,198	$—	$—	$—	$282,198
Commercial mortgage loans	—	—	—	—	—
Total repurchase agreements and repurchase-to-maturity transactions	$282,198	$—	$—	$—	$282,198
Securities lending transactions
Corporate securities	55,720	—	—	—	55,720
Equity securities	7,120	—	—	—	7,120
Redeemable preferred stocks	—	—	—	—	—
Total securities lending transactions	62,840	—	—	—	62,840
Total securities	$345,038	$—	$—	$—	$345,038

Other Obligations

The Company routinely receives from or pays to affiliates, under the control of PLC, reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense is summarized as follows:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Millions)
Subordinated funding obligations	$3.9	$3.9	$2.6
Non-recourse funding obligations, other obligations, and repurchase agreements	$133.2	$175.8	$181.9
Total interest expense	$137.1	$179.7	$184.5

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space as well as various office equipment. Most leases have terms ranging from two to twenty-five years. Leases with an initial term of 12 months or less are not recorded on the consolidated balance sheet. The Company accounts for lease components separately from non-lease components (e.g., common area maintenance). Certain of the Company's lease agreements include options to renew at the Company's discretion. Management has concluded that the Company is not reasonably certain to elect any of these renewal options. The Company will use the interest rates received on its funding agreement backed notes as the collateralized discount rate when calculating the present value of remaining lease payments when the rate implicit in the lease is unavailable.

The Company had rental expense of $4.1 million, and $6.3 million, and $11.3 million for the years ended December 31, 2020, 2019, and 2018, respectively. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2021	$3,986
2022	3,066
2023	3,035
2024	3,094
2025	1,120
Thereafter	376

As of December 31, 2020 and 2019, the Company had outstanding commercial mortgage loan commitments of $801.1 million at an average rate of 3.91% and $757.4 million at an average rate of 3.99%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company's financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

Advance Trust & Life Escrow Services, LTA, as Securities Intermediary of Life Partners Position Holder Trust v. Protective Life Insurance Company, Case No. 2:18-CV-01290, is a putative class action that was filed on August 13, 2018 in the United States District Court for the Northern District of Alabama. Plaintiff alleges that the Company required policyholders to pay unlawful and excessive cost of insurance charges. Plaintiff seeks to represent all owners of universal life and variable universal life policies issued or administered by the Company or its predecessors that provide that cost of insurance rates are to be determined based on expectations of future mortality experience. The plaintiff seeks class certification, compensatory damages, pre-judgment and post-judgment interest, costs, and other unspecified relief. The Company is vigorously defending this matter and cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery entered an order approving a Revised

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan ("Rehabilitation Plan") was filed by the Receiver on June 30, 2020. The Rehabilitation Plan presents the following two options to each cedent: (1) remain in business with SRUS and be governed by the Rehabilitation Plan, or (2) recapture business ceded to SRUS. Due to SRUS's financial status, neither option pays 100% of outstanding claims. Certain financial terms and conditions will be imposed on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by a cedent. On October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. On January 15, 2021, the Receiver filed a draft Amended Rehabilitation Plan ("Amended Plan") with the Court. The majority of the substance and form of the original Rehabilitation Plan, including its two option structure described above, remained in place. On March 16, 2021, the Receiver filed a draft Amended Plan, which contains the same proposed revisions as the draft he previously circulated on January 15, 2021. Later on March 19, 2021, the Receiver filed a proposed order asking the Court to revise the schedule to push back dates, including the deadline that the Receiver must file any modifications to the Amended Plan to May 3, 2021. A group of interested parties separately filed a Motion to Appoint a Special Master, and at the hearing on the Motion, held on March 26, 2021, the Court suspended all deadlines in the case to allow the Receiver and interested parties to meet and confer on a number of topics for 30 days. It is expected that the parties will report back to the Court on or around April 30, 2021 at which time it is likely a new scheduling order will be entered.

The Company continues to monitor SRUS and the actions of the receiver through discussions with legal counsel and review of publicly available information. An allowance for credit losses related to SRUS is included in the overall reinsurance allowance for credit losses. As of December 31, 2020, management does not believe that the ultimate outcome of the rehabilitation process will have a material impact on our financial position or results of operations.

16.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PLAIC"). The stock pays, when and if declared, noncumulative participating dividends to the extent PLAIC's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2020, 2019, and 2018, PLAIC paid no dividends to PLC on its preferred stock.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2020, 2019, and 2018.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss on Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Balance, December 31, 2018	$(1,404,209)	$(7)	$(1,404,216)
Other comprehensive income (loss) before reclassifications	2,833,888	(9,781)	2,824,107
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in operations	(3,574)	—	(3,574)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(10,474)	1,799	(8,675)
Balance, December 31, 2019	$1,415,631	$(7,989)	$1,407,642
Other comprehensive income (loss) before reclassifications	2,040,482	(2,122)	2,038,360
Other comprehensive income (loss) on investments for which a credit loss has been recognized in operations	24,250	—	24,250
Amounts reclassified from accumulated other comprehensive income (loss)(1)	63,315	2,450	65,765
Balance, December 31, 2020	$3,543,678	$(7,661)	$3,536,017

(1)  See Reclassification table below for details.

(2)  As of December 31, 2018, 2019 and 2020, net unrealized losses reported in AOCI were offset by $613.4 million, $(776.9) million and $(2.0) billion, respectively, due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

The following tables summarize the reclassifications amounts out of AOCI for the years ended December 31, 2020, 2019, and 2018.

Gains/(losses) in net income:	Affected Line Item in the Consolidated Statements of Income	For The Year Ended December 31,
		2020	2019	2018
		(Dollars In Thousands)
Derivative instruments	Benefits and settlement expenses, net of reinsurance ceded(1)	$(3,101)	$(2,278)	$(1,431)
	Tax (expense) benefit	651	479	301
		$(2,450)	$(1,799)	$(1,130)
Unrealized gains and losses on available-for-sale securities	Realized gains (losses): investments	$45,324	$47,711	$9,851
	Net impairment losses recognized in earnings	(125,470)	(34,453)	(29,724)
	Tax (expense) or benefit	16,831	(2,784)	4,174
		$(63,315)	$10,474	$(15,699)

(1)  Refer to Note 6, Derivative Financial Instruments for additional information

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2020	2019	2018
Statutory federal income tax rate applied to pre-tax income	21.0%	21.0%	21.0%
State income taxes	(0.3)	0.4	4.2
Investment income not subject to tax	(2.5)	(1.6)	(4.5)
Prior period adjustments	(0.4)	0.1	1.6
Other	(0.6)	(0.8)	(0.6)
	17.2%	19.1%	21.7%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	2020	2019	2018
	(Dollars In Thousands)
Current income tax expense (benefit):
Federal	$113,821	$381,202	$113,925
State	(4,965)	9,112	9,699
Total current	$108,856	$390,314	$123,624
Deferred income tax expense (benefit):
Federal	$(41,270)	$(254,184)	$(73,364)
State	3,576	(5,666)	3,401
Total deferred	$(37,694)	$(259,850)	$(69,963)

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2020	2019
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$124,024	$132,295
Deferred compensation	53,797	55,559
Deferred policy acquisition costs	141,946	217,967
Premium on non-recourse funding obligations	236	784
Valuation allowance	(9,073)	(9,153)
	310,930	397,452
Deferred income tax liabilities:
Premium receivables and policy liabilities	227,560	211,458
VOBA and other intangibles	581,993	596,756
Invested assets (other than unrealized gains (losses))	370,418	557,763
Net unrealized gains on investments	941,972	376,288
Other	53,167	27,157
	2,175,110	1,769,422
Net deferred income tax liability	$(1,864,180)	$(1,371,970)

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the December 31, 2020 reporting date based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The CARES Act, as described in Note 8, Commercial Mortgage Loans, includes tax provisions relevant to businesses. The income tax related impacts of the CARES Act are not material to the Company's consolidated financial statements for the year ended December 31, 2020.

In management's judgment, the gross deferred income tax asset as of December 31, 2020 will more likely than not be fully realized. The Company has recognized a valuation allowance of $9.5 million and $9.6 million as of December 31, 2020 and 2019, respectively, related to certain intercompany non-life federal NOL's and state-based future deductible temporary differences that it has determined are more likely than not to expire unutilized. This resulting favorable change of $0.1 million, before the federal benefit of state income taxes, decreased income tax expense in 2020 by the same amount.

At December 31, 2020, the Company has intercompany loss carryforwards of $658.4 million that are available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. $27.6 million of these loss carryforwards will expire between 2036 and 2037 and the remaining loss carryforwards of $630.8 million have no expiration.

At December 31, 2019, the Company had intercompany loss carryforwards of $581.3 million that was available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. $54.8 million of these loss carryforwards will expire between 2036 and 2037 and the remaining loss carryforwards of $526.5 million have no expiration.

Included in the deferred income tax assets above are $9.1 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2021 and 2040.

As of December 31, 2020 and 2019, some of the Company's fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain as of December 31, 2020. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2020	2019	2018
	(Dollars In Thousands)
Balance, beginning of period	$1,791	$7,134	$11,353
Additions for tax positions of the current year	—	—	—
Additions for tax positions of prior years	—	—	—
Reductions of tax positions of prior years:
Changes in judgment	—	—	(4,219)
Settlements during the period	—	(5,343)	—
Lapses of applicable statute of limitations	—	—	—
Balance, end of period	$1,791	$1,791	$7,134

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

Included in the end of period balances above, there were no unrecognized tax benefits for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is $1.8 million, $1.8 million, and $7.1 million, for the years ended December 31, 2020, 2019, and 2018, respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2020, 2019, or 2018, as PLC maintains responsibility for the interest on unrecognized tax benefits.

In April 2019, the IRS proposed favorable and unfavorable adjustments to the Company's 2014 through 2016 reported taxable income. The Company agreed to these adjustments. The resulting taxes have been settled, other than interest, and the settlement of interest will not materially impact the Company or its effective tax rate.

This agreement with the IRS is the primary cause for the reductions of unrecognized tax benefits shown in the above chart. The Company believes that in the next 12 months, all of the unrecognized tax benefits will be reduced to zero. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2017.

Due to the aforementioned IRS adjustments to the Company's pre-2017 taxable income, the Company has amended certain of its 2014 through 2016 state income tax returns. Such amendments will cause such years to remain open, pending the states' acceptances of the returns.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$176,557	$181,768	$186,295
Income taxes	79,945	383,085	11,703

20.  RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $5.2 million, $6.4 million, and $6.0 million, for the years ended December 31, 2020, 2019, and 2018, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $273.1 million, $277.7 million, and $249.3 million, for the years ended December 31, 2020, 2019, and 2018, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2020 and 2019 of $46.9 million and $50.9 million, respectively. There was a $12.6 million and $8.0 million intercompany receivable balance as of December 31, 2020 and 2019, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts were

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

immaterial for the year ended December 31, 2020 and $6.4 million and $6.8 million for the years ended December 31, 2019 and 2018, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $1.9 million and $2.3 million for the years ended December 31, 2019 and 2018, respectively. The Company did not make any payments for the year ended December 31, 2020.

The Company has joint venture interests in real estate for which the Company holds the underlying real estate's loan. During 2020, 2019, and 2018, the Company received $4.5 million, $23.2 million, and $6.8 million, respectively, in mortgage loan payments corresponding to the joint venture interests and $15.6 million in principal was collected on loans that paid off in December 2019.

During the periods ending December 31, 2020, 2019, and 2018, PLC paid a management fee to Dai-ichi Life of $11.8 million, $11.1 million, and $12.2 million, respectively, for certain services provided to the company.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In connection with the Captive Merger on October 1, 2020, certain captive related guarantees, support agreements and indemnification obligations were terminated, amended or replaced. Refer to Note 3, Significant Transactions, for additional information.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. No additional capital was provided to Shades Creek by PLC during the year ended December 31, 2020. As of December 31, 2020, Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior. On January 1, 2021, Shades Creek was contributed to and merged with the Company.

The Company has reinsured certain riders related to its fixed and deferred annuity business to Protective Re, a wholly owned subsidiary of PLC. PLC owns all of the shares of common stock issued by Protective Re.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC") and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $710.4 million, $(619.9) million, and $321.1 million for the years ended December 31, 2020, 2019, and 2018, respectively. Statutory capital and surplus for the Company was $5.1 billion and $4.9 billion as of December 31, 2020 and 2019, respectively.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to the Company and the Company's ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval of the insurance commissioner of the state of domicile. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2021 is $453.8 million. Additionally, as of December 31, 2020, $1.4 billion of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company and its insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the NAIC have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense, and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to RBC. The Company manages its capital consumption by using the ratio of its total adjusted capital, as defined by the insurance regulators, to the Company's action level RBC (known as the RBC ratio), also defined by insurance regulators. As of December 31, 2020 and 2019, the Company and its insurance subsidiaries all exceeded the minimum RBC requirements.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2020, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of $44.7 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of this prescribed practice was as follows:

	As of December 31,
	2020	2019
	(Dollars In Millions)
Non-admission of goodwill	$(105)	$(143)
Total (net)	$(105)	$(143)

PLC also has certain permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the XOL Asset Value, accounting for the face amount outstanding letters of credit and notes issued by affiliates as assets in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives", and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company and its insurance subsidiaries, compared to NAIC statutory surplus, from the use of these permitted practices were as follows:

	As of December 31,
	2020	2019
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$—	$1,555
Accounting for XOL Asset Value as an admitted asset	$4,579	$—
Accounting for certain notes as admitted assets	$—	$2,748
Reserving based on state specific actuarial practices	$94	$116
Reserving difference related to a captive insurance company	$(218)	$(71)
Total (net)	$4,455	$4,348

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

In the first quarter of 2020, as a result of changes in the way the chief operating decision maker makes decisions about the allocation of resources and assesses the performance of the business, the Company combined two of its former six segments into one segment Retail Life and Annuity. These changes enable the Company to better serve the needs of its customer and to help achieve the goals of the organization.

Prior period amounts were adjusted retrospectively to reflect the change in the Company's reportable segments.

•  The Retail Life and Annuity segment primarily markets fixed UL, IUL, VUL, level premium term insurance ("traditional"), fixed annuity, and VA products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. Additionally, this segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed, however, some recent acquisitions have included ongoing new business activities. Ongoing new product sales written by the Company from these acquisitions are included in the Retail Life and Annuity segment. As a result, earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•  The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and other specialized ancillary products to protect consumers' investments in automobiles and recreational vehicles. GAP products are designed to cover the difference between the scheduled loan pay-off amount and an asset's actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•  The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

The Company's management and Board of Directors analyzes and assesses the operating performance of each segment using pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss). Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company's measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting income (loss) before income tax, by excluding the following items:

•  realized gains and losses on investments and derivatives,

•  changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•  actual GLWB incurred claims, and

•  the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management's and the Board of Directors' understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income. Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company's effective income tax rate.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

As of April 1, 2020, the Company refined its method of allocating the realized gains and losses associated with its derivative portfolios to the Acquisitions and Retail Life and Annuity operating segments. The impact of the change in allocation was not considered material to the operating segment results for the year ended December 31, 2020.

There were no significant intersegment transactions during the years ended December 31, 2020, 2019, and 2018.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income:

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Revenues
Retail Life and Annuity	$2,567,305	$2,318,472	$2,045,971
Acquisitions	3,283,725	2,901,650	2,027,195
Stable Value Products	176,286	246,587	219,501
Asset Protection	275,405	290,655	355,501
Corporate and Other	(5,299)	131,464	110,848
Total revenues	$6,297,422	$5,888,828	$4,759,016
Pre-tax Adjusted Operating Income (Loss)
Retail Life and Annuity	$65,092	$118,881	$115,429
Acquisitions	406,799	346,825	282,715
Stable Value Products	89,610	93,183	102,328
Asset Protection	41,845	37,205	24,371
Corporate and Other	(242,999)	(161,248)	(156,722)
Pre-tax adjusted operating income	360,347	434,846	368,121
Realized gains (losses) and adjustments	53,177	248,602	(120,533)
Income before income tax	413,524	683,448	247,588
Income tax expense (benefit)	71,162	130,464	53,661
Net income	$342,362	$552,984	$193,927
Pre-tax adjusted operating income	$360,347	$434,846	$368,121
Adjusted operating income tax (expense) benefit	(59,995)	(78,257)	(78,973)
After-tax adjusted operating income	300,352	356,589	289,148
Realized gains (losses) and adjustments	53,177	248,602	(120,533)
Income tax (expense) benefit on adjustments	(11,167)	(52,207)	25,312
Net income	$342,362	$552,984	$193,927
Realized gains (losses) and adjustments:
Derivative financial instruments	$8,679	$(131,459)	$79,097
All other investments	(39,806)	308,545	(253,000)
Less: related amortization(1)	(30,362)	(23,021)	(11,856)
Less: VA GLWB economic cost	(53,942)	(48,495)	(41,514)
Realized gains (losses) and adjustments	$53,177	$248,602	$(120,533)

(1)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by realized gains (losses).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2020	2019	2018
	(Dollars In Thousands)
Net Investment Income
Retail Life and Annuity	$1,008,016	$939,304	$888,079
Acquisitions	1,648,122	1,532,605	1,108,218
Stable Value Products	230,217	243,775	217,778
Asset Protection	23,379	28,291	25,070
Corporate and Other	(26,771)	74,855	99,757
Total net investment income	$2,882,963	$2,818,830	$2,338,902
Amortization of DAC and VOBA
Retail Life and Annuity	$116,021	$98,947	$141,191
Acquisitions	23,445	10,693	18,690
Stable Value Products	3,322	3,382	3,201
Asset Protection	65,684	62,631	62,984
Corporate and Other	—	—	—
Total amortization of DAC and VOBA	$208,472	$175,653	$226,066

	Operating Segments As of December 31, 2020
	(Dollars In Thousands)
	Retail Life and Annuity	Acquisitions	Stable Value Products
Investments and other assets	$40,689,134	$55,628,003	$5,927,866
DAC and VOBA	2,479,781	761,475	8,336
Other intangibles	367,144	32,948	6,056
Goodwill	558,501	23,862	113,924
Total assets	$44,094,560	$56,446,288	$6,056,182
	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$880,738	$18,541,628	$121,667,369
DAC and VOBA	170,092	—	3,419,684
Other intangibles	101,349	32,873	540,370
Goodwill	129,224	—	825,511
Total assets	$1,281,403	$18,574,501	$126,452,934

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2019
	(Dollars In Thousands)
	Retail Life and Annuity	Acquisitions	Stable Value Products
Investments and other assets	$37,448,239	$54,074,450	$5,317,885
DAC and VOBA	2,416,616	924,090	5,221
Other intangibles	401,178	36,321	6,722
Goodwill	558,501	23,862	113,924
Total assets	$40,824,534	$55,058,723	$5,443,752
	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$878,386	$17,830,217	$115,549,177
DAC and VOBA	173,628	—	3,519,555
Other intangibles	112,032	27,173	583,426
Goodwill	129,224	—	825,511
Total assets	$1,293,270	$17,857,390	$120,477,669

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the years ended December 31, 2020 and 2019 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
For The Year Ended December 31, 2020
Gross premiums and policy fees	$896,165	$1,009,112	$1,045,148	$1,052,516
Reinsurance ceded	(53,318)	(376,573)	(303,732)	(361,922)
Net premiums and policy fees	842,847	632,539	741,416	690,594
Net investment income	752,980	740,435	738,171	651,377
Realized gains (losses)	(38,111)	20,102	38,156	(51,274)
Other income	127,170	111,364	115,484	184,172
Total revenues	1,684,886	1,504,440	1,633,227	1,474,869
Total benefits and expenses	1,593,413	1,298,599	1,560,615	1,431,271
Income before income tax	91,473	205,841	72,612	43,598
Income tax expense	17,508	40,736	12,850	68
Net income	$73,965	$165,105	$59,762	$43,530

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
For The Year Ended December 31, 2019
Gross premiums and policy fees	$923,686	$939,097	$1,021,152	$1,172,267
Reinsurance ceded	(331,517)	(352,915)	(330,201)	(565,812)
Net premiums and policy fees	592,169	586,182	690,951	606,455
Net investment income	641,422	685,194	739,711	752,503
Realized gains (losses)	53,078	43,545	119,685	(39,222)
Other income	78,136	104,172	115,679	119,168
Total revenues	1,364,805	1,419,093	1,666,026	1,438,904
Total benefits and expenses	1,188,078	1,233,370	1,426,185	1,357,747
Income before income tax	176,727	185,723	239,841	81,157
Income tax expense	34,629	31,309	49,417	15,109
Net income	$142,098	$154,414	$190,424	$66,048

24.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2020, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2020
Retail Life and Annuity	$2,479,781	$18,483,084	$85	$10,913,608	$1,472,253	$1,008,016	$2,165,931	$116,021	$197,285	$86
Acquisitions	761,475	35,536,821	1,642	6,360,687	1,316,648	1,648,122	2,511,400	23,445	266,765	90,413
Stable Value Products	8,336	—	—	6,056,181	—	230,217	133,034	3,322	4,251	—
Asset Protection	170,092	40,116	779,397	—	107,454	23,379	75,468	65,684	92,408	105,121
Corporate and Other	—	47,873	682	68,766	11,041	(26,771)	14,704	—	214,180	11,047
Total	$3,419,684	$54,107,894	$781,806	$23,399,242	$2,907,396	$2,882,963	$4,900,537	$208,472	$774,889	$206,667
For The Year Ended December 31, 2019
Retail Life and Annuity	$2,416,616	$17,673,569	$91	$9,401,957	$1,171,275	$939,304	$1,765,392	$98,947	$208,588	$92
Acquisitions	924,090	36,175,786	1,991	6,386,506	1,172,557	1,532,605	2,236,701	10,693	232,169	42,290
Stable Value Products	5,221	—	—	5,443,752	—	243,775	144,448	3,382	2,774	—
Asset Protection	173,628	43,604	792,104	—	120,204	28,291	92,655	62,631	98,164	180,095
Corporate and Other	—	51,003	646	78,300	11,721	74,855	16,866	—	231,970	11,768
Total	$3,519,555	$53,943,962	$794,832	$21,310,515	$2,475,757	$2,818,830	$4,256,062	$175,653	$773,665	$234,245
For The Year Ended December 31, 2018
Retail Life and Annuity	$2,389,083	$16,368,180	$98	$8,746,968	$1,114,549	$888,079	$1,635,913	$141,191	$218,373	$93
Acquisitions	458,976	25,427,730	2,206	6,018,954	952,315	1,108,218	1,636,697	18,690	143,698	13,864
Stable Value Products	6,121	—	—	5,234,731	—	217,778	109,747	3,201	2,798	—
Asset Protection	172,150	51,702	766,641	—	193,936	25,070	111,249	62,984	156,897	189,283
Corporate and Other	—	53,006	675	82,538	12,198	99,757	17,646	—	252,344	12,191
Total	$3,026,330	$41,900,618	$769,620	$20,083,191	$2,272,998	$2,338,902	$3,511,252	$226,066	$774,110	$215,431

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance.

See the accompanying Report of Independent Registered Public Accounting Firm

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2020:
Life insurance in-force	$785,197,477	$(244,588,150)	$206,049,944	$746,659,271		27.6%
Premiums and policy fees:
Life insurance	2,660,816	(894,438)	934,351	2,700,729	(1)	34.6%
Accident/health insurance	37,006	(23,351)	89,788	103,443		86.8
Property and liability insurance	278,540	(177,756)	2,440	103,224		2.4
Total	$2,976,362	$(1,095,545)	$1,026,579	$2,907,396
For The Year Ended December 31, 2019:
Life insurance in-force	$766,196,760	$(271,600,818)	$212,573,612	$707,169,554		30.1%
Premiums and policy fees:
Life insurance	2,852,899	(1,383,822)	835,677	2,304,754	(1)	36.3%
Accident/health insurance	42,248	(90,193)	41,406	(6,539)		(633.2)
Property and liability insurance	280,734	(106,430)	3,238	177,542		1.8
Total	$3,175,881	$(1,580,445)	$880,321	$2,475,757
For The Year Ended December 31, 2018:
Life insurance in-force	$765,986,223	$(302,149,614)	$135,407,408	$599,244,017		23.0%
Premiums and policy fees:
Life insurance	2,681,191	(1,249,906)	626,283	2,057,568	(1)	30.4%
Accident/health insurance	47,028	(30,126)	12,826	29,728		43.1
Property and liability insurance	284,323	(103,478)	4,857	185,702		2.6
Total	$3,012,542	$(1,383,510)	$643,966	$2,272,998

(1)  Includes annuity policy fees of $162.8 million, $164.3 million, and $177.1 million, and for the years ended December 31, 2020, 2019, and 2018, respectively.

See the accompanying Report of Independent Registered Public Accounting Firm

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2020
Allowance for funded commercial mortgage loan credit losses	$4,884	$140,050	$80,239	$(3,009)	$222,164
As of December 31, 2019
Allowance for losses on commercial mortgage loans	$1,296	$3,938	$—	$(350)	$4,884

See the accompanying Report of Independent Registered Public Accounting Firm